SECURITIES PURCHASE AGREEMENT

DATED AS OF MAY 11, 2004

among

CAPITAL TRUST, INC.

and

W. R. BERKLEY CORPORATION

and

CERTAIN STOCKHOLDERS OF CAPITAL TRUST, INC.

Page

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(continued)

Page

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(continued)

Page

Section 6.6	Brokers or Finders	15
ARTICLE VII	Termination	15
Section 7.1	Termination Events	15
Section 7.2	Effect of Termination	16
ARTICLE VIII	Indemnification	16
Section 8.1	Indemnification Generally	16
Section 8.2	Indemnification Procedures For Third Party Claims	16
Section 8.3	Survival of Representations, Warranties, Agreements, Etc.	17
ARTICLE IX	Miscellaneous	17
Section 9.1	Expenses and Taxes	17
Section 9.2	Further Assurances	18
Section 9.3	Public Announcement	18
Section 9.4	No Third Party Beneficiaries	18
Section 9.5	Entire Agreement	19
Section 9.6	Successors and Assigns	18
Section 9.7	Counterparts	18
Section 9.8	Notices	19
Section 9.9	Governing Law; Submission to Jurisdiction	20
Section 9.10	Amendments and Waivers	20
Section 9.11	Incorporation of Schedules	21
Section 9.12	Construction	21
Section 9.13	Interpretation	21
Section 9.14	Severability	21
Section 9.15	Waiver of Jury Trial.	22

-iii-

Annexes Annex I Exhibits Exhibit A Exhibit B Exhibit C Exhibit D Schedules Schedule A Schedule B Schedule 5.5 Schedule 5.10 Schedule 5.19	– Certain Definitions Form of Warrant Form of Paul, Hastings, Janofsky & Walker LLP Opinion Form of Venable LLP Opinion Form of Registration Rights Agreement

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of May 10, 2004, is entered into among Capital Trust, Inc., a Maryland corporation (the “Company”), W. R. Berkley Corporation, a Delaware corporation (“Berkley”), and, solely for purposes of Section 2.4 hereof, the holders of shares of Class A Common Stock, par value $.01 per share, of the Company (the “Common Stock”) identified on Schedule A attached hereto (collectively, the “Stockholders”).  Berkley and its designated controlled Affiliates identified on Schedule B attached hereto are collectively referred to in this Agreement as the “Purchaser” (provided that only Berkley shall be a direct party hereto and responsible for its obligations hereunder).

RECITALS

WHEREAS, the Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company, (1) on the date hereof (i) 1,310,000 shares (the “Tranche 1 Shares”) of Common Stock and (ii) one or more warrant(s) in the form attached as Exhibit A hereto (the “Warrant”) initially exercisable for a total of 365,000 shares (the “Warrant Shares”) of Common Stock and (2) on the Subsequent Closing Date (as defined below), 325,000 shares (the “Tranche 2 Shares” and, together with the Tranche 1 Shares and the Warrant Shares, the “Shares”) of Common Stock;

NOW, THEREFORE, in consideration of the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Company and the Purchaser agree as follows:

All capitalized terms used and not otherwise defined in this Agreement shall have the definitions set forth on Annex I hereto.

ARTICLE I
Sale of the Shares and the Warrant

Section 1.1                      Authorization of Issuance and Sale and Delivery of the Shares and the Warrant.

(1)      Subject to the terms and conditions hereof, the Purchaser agrees to purchase at the Initial Closing (as defined below), and the Company agrees to sell and issue to the Purchaser at the Initial Closing, the Tranche 1 Shares and the Warrant.

(2)      Subject to the terms and conditions hereof, the Purchaser agrees to purchase at the Subsequent Closing (as defined below), and the Company agrees to sell and issue to the Purchaser at the Subsequent Closing, the Tranche 2 Shares.

Section 1.2                      The Closings of the Sales of the Shares and the Warrant.

(1)      Subject to the terms and conditions of this Agreement, the sale of the Tranche 1 Shares and the Warrant by the Company to the Purchaser contemplated hereby shall take place at a closing (the “Initial Closing”) on the date hereof (the “Initial Closing Date”), simultaneously with the execution and delivery of this Agreement, at the offices of Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, New York 10022 (the “Closing Location”).  Subject to the terms and conditions of this Agreement, the sale of the Tranche 2 Shares by the Company to the Purchaser contemplated hereby shall take place at a closing (the “Subsequent Closing”) at the Closing Location at 10:00 a.m., New York time, on the later of (a) June 18, 2004 or (b) the date that is two Business Days following the satisfaction or waiver of all of the conditions contained herein (the “Subsequent Closing Date”), or at such other time and date as may be agreed upon between the Purchaser and the Company.  For the purposes of this Agreement, (i) the Initial Closing and the Subsequent Closing may be referred to herein as a “Closing” and (ii) the Initial Closing Date and the Subsequent Closing Date may be referred to herein as a “Closing Date”.

(2)      At the Initial Closing, on the terms and subject to the conditions contained herein, the Company shall issue and deliver the Tranche 1 Shares and the Warrant against receipt by the Company of $30,654,000 by wire transfer of immediately available funds to an account designated by the Company prior to the Initial Closing in writing.  The Tranche 1 Shares and the Warrant shall be evidenced by certificates, registered in the name of the Purchaser or the name of the Purchaser’s nominee(s) or designee(s) identified to the Company at least two Business Days prior to such Closing.

(3)      At the Subsequent Closing, on the terms and subject to the conditions contained herein, the Company shall issue and deliver the Tranche 2 Shares against receipt by the Company of $7,605,000 by wire transfer of immediately available funds to an account designated by the Company prior to the Subsequent Closing in writing.  The Tranche 2 Shares shall be evidenced by a certificate, registered in the name of the Purchaser or the name of the Purchaser’s nominee(s) or designee(s) identified to the Company at least two Business Days prior to such Closing.

ARTICLE II
Certain Agreements

Section 2.1                      Delivery of Prospectus.  Concurrently with the execution and delivery of this Agreement and the Initial Closing, the Company is delivering to the Purchaser a final prospectus supplement relating to the offer and sale of the Shares to the Purchaser together with a prospectus to be filed with the Commission in accordance with Rule 424(b) under the Securities Act (the “Prospectus”) to amend the prospectus forming part of the Company’s registration statement on Form S-3 (file number 333-111261) (the “Registration Statement”).

Section 2.2                      Filing of Prospectus.  Concurrently with the Initial Closing, the Company will file the Prospectus in the form delivered to the Purchaser with the Commission pursuant to Rule 424(b) under the Securities Act.

Section 2.3                      Board of Directors.  On the date hereof, the Company shall, consistent with and subject to the Maryland General Corporation Law (“MGCL”), acting through its board of directors (the “CT Board”), appoint to the CT Board one (1) representative designated by the Purchaser.  From and after the date hereof until the earlier of (i) such time as the Purchaser collectively owns less than fifty percent (50%) of the Shares purchased by the Purchaser hereunder and pursuant to the Warrant and (ii) such time after May 10, 2007 as the Purchaser collectively owns less than an aggregate of five (5%) of the Company’s outstanding shares of Common Stock on a fully diluted basis assuming the conversion and exercise of outstanding convertible or exercisable securities (the “Termination Date”), the Company shall, consistent with and subject to the MGCL, acting through the CT Board, nominate for election to the CT Board one (1) representative designed by the Purchaser (the “Purchaser Designee”).  At any time when the Purchaser shall have the right to designate a representative for appointment, or nomination for election, to the CT Board, pursuant to this Section 2.3, the Company shall give William R. Berkley notice (in the same manner as notice is given to directors) and permit William R. Berkley to attend as observer, all meetings of the CT Board.

Section 2.4                      Stockholder Approval.

(1)      From and after the date hereof until the Termination Date, on each occasion at which the holders of Common Stock of the Company meet, or act by written consent in lieu of meeting, for the purpose of electing directors, each Stockholder shall vote all shares of Common Stock they beneficially own or over which they have voting control over for the election of the Purchaser Designee in accordance with the provisions of Section 2.4(2) at such time as such designee stands for election to the CT Board.

(2)      From and after the date hereof until the Termination Date, the Stockholders who are directors of the Company shall, consistent with and subject to their duties as directors under the MGCL, in their capacity as directors, take such action as may reasonably be within their power to cause the CT Board to appoint, elect or nominate for election to the CT Board the Purchaser Designee and shall promptly provide prior written notice of the CT Board’s consideration of individuals to be nominated for election as directors of CT, whereupon the Purchaser shall promptly provide written notice of the name(s) of the Purchaser Designee designated by them to the extent that the incumbent Purchaser Designee is unable to stand for reelection for any reason or the Purchaser intends to designate an individual to replace such designee and biographical information relating to such designee in a form compliant with applicable securities laws and regulations and with the charter and bylaws of the Company.  In the absence of such notice from the Purchaser, the incumbent Purchaser Designee then serving on the CT Board shall be deemed to be the Purchaser Designee designated by the Purchaser.  From and after the date hereof until the Termination Date, any Stockholder who is a director of the Company shall, consistent with and subject to his duties as a director under the MGCL, in his capacity as a director, recommend to the CT Board that the board nominate the Purchaser Designee for, and actively solicit stockholder proxies in favor of his or her, election as a director of the Company.

(3)      From and after the date hereof until the Termination Date, the Stockholders shall not take, or support the taking of, any action to remove as a director the Purchaser Designee unless the Purchaser has requested that such director be removed (in which case the Stockholders shall cooperate in effecting such removal and electing a replacement).  In the event that the Purchaser Designee ceases to serve as a director of the Company due to death, resignation or removal of said director at any time prior to the Termination Date, the Purchaser may submit written notice to the Stockholders designating an individual to replace said Purchaser Designee.  From and after the date hereof until the Termination Date, any Stockholder who is a director of the Company shall, consistent with and subject to his duties as a director under the MGCL, in his capacity as a director, promptly recommend that the CT Board appoint such replacement designee as a director of the Company to fill any vacancy resulting from the death, resignation or removal of the Purchaser Designee and, when called for a vote of the CT Board, vote for such replacement designee.

(4)      At the Company’s 2004 annual meeting of stockholders or at any adjournment or postponement thereof, the Stockholders shall vote (or cause to be voted) all shares of Common Stock they beneficially own or have voting control over in favor of the issuance and sale of the Tranche 2 Shares and the Warrant Shares.

(5)      From and after the date hereof until the earlier of (i) the Subsequent Closing Date and (ii) the termination of this Agreement in accordance with Section 7.1 hereof, each Stockholder shall not sell, transfer or otherwise dispose of any of the shares of Common Stock such Stockholder beneficially owns or over which such Stockholder has voting control; provided, however, that the foregoing shall not prohibit any Stockholder from pledging or creating any lien or granting a security interest on any shares of Common Stock beneficially owned by such Stockholder or over which such Stockholder has voting control.

(6)      Notwithstanding anything to the contrary herein, the rights and obligation contained in Sections 2.4(5) shall terminate and shall be of no further legal force on the earlier of (i) the Subsequent Closing Date and (ii) the termination of this Agreement in accordance with Section 7.1 hereof.

Section 2.5                      Post-Closing Compliance.  From and after the Initial Closing Date until the Termination Date, the Company will use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission and the New York Stock Exchange or such other securities exchange or quotation system on which the Common Stock is then listed for trading or quoted, as the case may be.

Section 2.6                      Commercially Reasonable Efforts.  Upon the terms and subject to the conditions of this Agreement, from and after the Initial Closing Date until the Termination Date, the Company shall use its commercially reasonable efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable consistent with applicable law to consummate and make effective in the most expeditious manner practicable the transactions contemplated hereby.

Section 2.7                      Purchaser Lock-Up Agreement.

From and after the date hereof until November 11, 2004, the Purchaser shall not sell, transfer or otherwise dispose of any of the Shares or Warrants beneficially owned by the Purchaser or over which the Purchaser has voting control (the “Beneficially Owned Securities”); provided, however, that the foregoing shall not prohibit the Purchaser from pledging or creating any lien or granting a security interest on any of the Beneficially Owned Securities or transferring any of the Beneficially Owned Securities to any controlled Affiliate of Berkley; provided, further, that, if as a result of action taken by the Company, the Purchaser shall at any time beneficially own Common Stock (including any Warrant Shares obtained upon exercise of the Warrants) representing 20% or more of the outstanding shares of voting stock of the Company, the foregoing shall not prohibit the Purchaser from selling, transferring or otherwise disposing of up to such number of Shares as shall be necessary so that after such sale, transfer or disposition, the Purchaser shall beneficially own shares of Common Stock representing less than 20% of the outstanding shares of voting stock of the Company.

ARTICLE III
Conditions to the Obligations of the Purchaser

The obligations of the Purchaser to consummate the transactions to be performed by it in connection with any Closing are subject to satisfaction of each of the following conditions as of such Closing, unless otherwise waived in writing by the Purchaser:

Section 3.1                      Obligations.

The obligations of the Company set forth in Article II hereof shall be complied with and performed in all material respects by the Company.

Section 3.2                      Representations and Warranties.

The representations and warranties of the Company set forth in Article V hereof shall be true, correct and complete in all material respects on and as of the applicable Closing Date (other than those that are qualified by a reference to materiality, which representations and warranties as so qualified shall be true, correct and complete in all respects).

Section 3.3                      Absence of Litigation.

There shall not be (a) any Order of any nature issued by a Governmental Entity with competent jurisdiction directing that the transactions provided for herein or any material aspect of them not be consummated as herein provided or (b) any Proceeding pending wherein an Order would prevent the performance of this Agreement or the consummation of any material aspect of the transactions or events contemplated by this Agreement, declare unlawful any material aspect of the transactions or events contemplated by this Agreement, cause any material aspect of the transactions contemplated by this Agreement to be rescinded or be reasonably likely to have a Material Adverse Effect on the Company or the Purchaser.

Section 3.4                      Consents and Approvals.

All consents, approvals or authorizations of, or declarations to or filings with, any Governmental Entity necessary to permit the Company and the Purchaser to perform their obligations under this Agreement and consummate the transactions contemplated thereby have been obtained or made and are in full force and effect.

Section 3.5                      No Change in Law.

There shall not have been any change in any Law applicable to the Purchaser that would prevent the performance of this Agreement or the consummation by the Purchaser of any material aspect of the transactions contemplated hereby.

Section 3.6                      Opinion of Counsel.

The Purchaser shall have received an opinion of Paul, Hastings, Janofsky & Walker LLP, counsel to the Company, in the form attached as Exhibit B hereto, and an opinion of Venable LLP, Maryland counsel to the Company, in the form attached as Exhibit C hereto.  For purposes of the Subsequent Closing, the Purchaser shall have received a bringdown of the opinions referred to in this Section 3.6 as of the Subsequent Closing Date.

Section 3.7                      NYSE Approval.

The New York Stock Exchange shall have admitted the Tranche 1 Shares and the Tranche 2 Shares and Warrant Shares to listing, subject to official notice of issuance and, in the case of the Tranche 2 Shares and the Warrant Shares, subject to notice of shareholder approval of the issuance of the Tranche 2 Shares and the Warrant Shares.

Section 3.8                      Registration Rights Agreement.

The Registration Rights Agreement, in the form attached as Exhibit D hereto, shall have been executed by the Company.

Section 3.9                      Conditions Applicable to Subsequent Closing.

In addition to the foregoing conditions, the obligations of the Purchaser to consummate the transactions to be performed by it in connection with the Subsequent Closing are subject to satisfaction of each of the following conditions, unless otherwise waived in writing by the Purchaser:

(1)      during the period from the date of this Agreement to the Subsequent Closing Date, there shall not have occurred any event that, individually or when taken together with any other event or circumstance, has had or could reasonably be expected to have a Material Adverse Effect on the Company;

(2)      the issuance of the Tranche 2 Shares and the Warrant Shares, shall have been approved by an affirmative vote of a majority of the votes cast at the Company’s 2004 annual meeting of Stockholders or at any adjournment or postponement thereof in accordance with applicable New York Stock Exchange rules (the “Stockholder Approval”); and

(3)      in no way limiting the foregoing, the representations and warranties of the Company set forth in Section 5.18 and Section 5.19 hereof shall be true, correct and complete in all material respects on and as of the Subsequent Closing Date (as if made on the Subsequent Closing Date) (other than those that are qualified by a reference to materiality, which representations and warranties as so qualified shall be true, correct and complete in all respects).

ARTICLE IV
Conditions to Obligation of the Company

The obligations of the Company to consummate the transactions to be performed by it in connection with any Closing are subject to satisfaction of each of the following conditions as of such Closing, unless otherwise waived in writing by the Company:

Section 4.1                      Representations and Warranties.

The representations and warranties of the Purchaser set forth in Article VI hereof shall be true, correct and complete in all material respects on and as of the applicable Closing Date (other than those that are qualified by a reference to materiality, which representations and warranties as so qualified shall be true, correct and complete in all respects).

Section 4.2                      Absence of Litigation.

There shall not be (a) any Order of any nature issued by a Governmental Entity with competent jurisdiction directing that the transactions provided for herein or any material aspect of them not be consummated as herein provided or (b) any Proceeding pending wherein an Order would prevent the performance of this Agreement or the consummation of any material aspect of the transactions or events contemplated hereby, declare unlawful any material aspect of the transactions or events contemplated by this Agreement, or cause any material aspect of any transaction contemplated by this Agreement to be rescinded or be reasonably likely to have a Material Adverse Effect on the Company or the Purchaser.

Section 4.3                      Consents and Approvals.

All consents, approvals or authorizations of, or declarations to or filings with, any Governmental Entity necessary to permit the Company and the Purchaser to perform their obligations under this Agreement and consummate the transactions contemplated thereby have been obtained or made and are in full force and effect.

Section 4.4                      No Change in Law.

There shall not have been any change in any Law applicable to the Company that would prevent the performance of this Agreement or the consummation by the Company of any material aspect of the transactions contemplated hereby.

Section 4.5                      NYSE Approval.

The New York Stock Exchange shall have admitted the Tranche 1 Shares and the Tranche 2 Shares and Warrant Shares to listing, subject to official notice of issuance and, in the case of the Tranche 2 Shares and the Warrant Shares, subject to notice of shareholder approval of the issuance of the Tranche 2 Shares and the Warrant Shares.

Section 4.6                      Conditions Applicable to Subsequent Closing.

(1)      In addition to the foregoing conditions, the obligations of the Company to consummate the transactions to be performed by it in connection with the Subsequent Closing are subject to the receipt of the Stockholder Approval.

ARTICLE V
Representations and Warranties of the Company

As an inducement to the Purchaser to enter into and perform its obligations under this Agreement, the Company hereby represents and warrants as of the Initial Closing and the Subsequent Closing to the Purchaser as follows:

Section 5.1                      Registration Statement.

(1)      The Company meets the requirements for use of Form S-3 under the Securities Act and the Registration Statement has been filed with the Commission for registration under the Securities Act of the offering and sale of debt and equity securities of the Company and has been declared effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted, or to the best knowledge of the Company, are contemplated by the Commission.

(2)      On the effective date of the Registration Statement (the “Effective Date”), the Registration Statement did, and when the Prospectus is first filed with the Commission in accordance with Rule 424(b) under the Securities Act and at the Closing, the Prospectus will, comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the respective rules thereunder; on the Effective Date, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the date of any filing pursuant to Rule 424(b) and at the Closing, the Prospectus will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Section 5.2                      Organization; Good Standing; Qualification and Power.

The Company and each of its Subsidiaries are duly organized, validly existing and in good standing under the Laws of their respective jurisdictions of formation, have all requisite power (corporate or otherwise) to carry on their respective businesses as presently being conducted and are qualified to do business and in good standing in every jurisdiction in which the failure so to qualify or be in good standing could reasonably be expected to have a Material Adverse Effect on the Company.

Section 5.3                      Authorization; Enforceability; Corporate and Other Proceedings.

(1)      The Company has all requisite power and authority (corporate or otherwise) to execute and deliver this Agreement and to perform its obligations hereunder.  This Agreement has been duly authorized by all necessary corporate action (corporate or otherwise) on the part of the Company, and this Agreement has been duly executed and delivered by the Company, and, assuming due execution and delivery of this Agreement by the Purchaser, constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms and conditions, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights generally and to general equitable principles.

(2)      The authorization, issuance, sale and delivery of the Shares and the Warrant have been duly authorized by all requisite action of the CT Board and, to the extent required by applicable Law or the rules of the New York Stock Exchange as of the Subsequent Closing Date, will have been duly approved by the Company’s stockholders.  The Shares being issued as of the applicable Closing Date will be validly issued and outstanding, fully paid and nonassessable, with no personal Liability attaching to the ownership thereof, free and clear of any Liens whatsoever and with no restrictions on the voting rights thereof, and other incidents of record and beneficial ownership pertaining thereto, except as provided in the Company’s charter.  The Warrant Shares, if and when issued in accordance with the terms of the Warrant and this Agreement, will be validly issued and outstanding, fully paid and nonassessable, with no personal Liability attaching to the ownership thereof, free and clear of any Liens whatsoever and with no restrictions on the voting rights thereof, and other incidents of record and beneficial ownership pertaining thereto, except as provided in the Company’s charter.

Section 5.4                      Non Contravention.

The execution, delivery and performance by the Company of this Agreement, the consummation of the transactions contemplated hereby and compliance with the provisions thereof, including the issuance, sale and delivery of the Shares and the Warrant have not, do not and shall not, (a) violate any provision of the Fundamental Documents of the Company, (b) violate any Law to which the Company is subject, (c) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any material contract to which the Company is a party or (d) result in the imposition of any Lien upon any of the Assets of the Company, except where such violation, conflict, default, acceleration, termination, modification, cancellation or imposition with respect to clauses (b), (c) and (d) could not reasonably be expected to have a Material Adverse Effect on the Company.

Section 5.5                      Anti-Takeover Law and REIT Restrictions.

(1)      The CT Board has amended the Amended and Restated Bylaws of the Company to provide that Title 3, Subtitle 7 of the Corporations and Associations Article of the Annotated Code of Maryland (or any successor statute) shall not apply to any acquisition of shares of Class A Common Stock by the Purchaser and that such amendment shall not be repealed without the consent of Berkley.

(2)      The CT Board has resolved that the Purchaser shall be excluded from the definition of “interested stockholder” as a result of the approval of the offering of the Shares and Warrant pursuant to § 3-601(j)(3) of the MGCL.

(3)      The CT Board has resolved that, pursuant to Section 7.2.7 of the Company’s charter, William R. Berkley and up to one other major shareholder of Berkley, who shall be identified in writing to the Company by Berkley upon the request of the Company from time to time (the “Berkley Shareholder”), shall be exempt from the Aggregate Stock Ownership Limit (as defined in the Company’s charter) and the Common Stock Ownership Limit (as defined in the Company’s charter), and an Excepted Holder Limit (as defined in the Company’s charter) of 6.0% and 4.0% of the outstanding Common Stock shall be established for William R. Berkley and the Berkley Shareholder, respectively.

Section 5.6                      Capitalization of the Company.

(1)      As of the Initial Closing Date, the authorized capital stock of the Company and the issued and outstanding shares of the capital stock of the Company after giving effect to the sale of the Tranche 1 Shares and the Tranche 2 Shares is as set forth on Schedule 5.6.

(2)      Except as contemplated by the Agreement or as otherwise set forth on Schedule 5.6, there are, and immediately after consummation of the Closing there will be, no (i) outstanding warrants, options, agreements, convertible securities or other commitments or instruments pursuant to which the Company is or may become obligated to issue or sell any shares of its capital stock or other securities or (ii) preemptive or similar rights to purchase or otherwise acquire shares of the capital stock or other securities of the Company pursuant to any provision of Law, the Company’s Fundamental Documents or any contract, “shareholders’ rights plan”, “poison pill” or similar plan, arrangement or scheme to which the Company is a party.

(3)      All shares of the capital stock and other securities issued by the Company have been issued in transactions in accordance with applicable foreign, state and federal Laws and regulations governing the sale and purchase of securities.

Section 5.7                      Use of Proceeds.

Unless otherwise consented to in writing by the Purchaser, the proceeds received by the Company from the sale of the Shares and the Warrant and, if and when issued, the Warrant Shares, shall be used by the Company for general corporate purposes, including funding balance sheet investments, capital commitments to private equity funds, repayment of indebtedness, working capital purposes and potential business acquisitions.

Section 5.8                      SEC Reports.

The Company has since its inception filed all required forms, reports and documents required to be filed by it (“SEC Reports”) with the Commission when due in accordance with the Securities Act and Exchange Act.  As of their respective dates, the SEC Reports complied in all material respects with all applicable requirements of the Exchange Act or the Securities Act, as the case may be.  As of their respective dates, none of the SEC Reports contained any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 5.9                      Financial Statements.

The consolidated financial statements of the Company contained in the SEC Reports (the “Financial Statements”) complied as to form in all material respects with the published rules and regulations of the Commission with respect thereto, were prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present in all material respects, in conformity with GAAP (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and their consolidated results of operations and changes in financial position for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements).

Section 5.10                      No Material Adverse Change.

Since December 31, 2003, except in each case as disclosed or contemplated in the Prospectus (A) there has been no material adverse change in or affecting the business, Assets, condition (financial or otherwise), operating results or Liabilities of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (B) there have been no transactions entered into by the Company or any of its Subsidiaries which are material with respect to the Company and its Subsidiaries taken as a whole, other than those in the ordinary course of business, and (C) except in the ordinary course of business, there has not been any material decrease in the total Assets of the Company and its Subsidiaries, taken as a whole, or any material increase in the total Liabilities of the Company and its Subsidiaries, taken as a whole.

Section 5.11                      No Consent or Approval Required.

Except as set forth on Schedule 5.11, no material consent, approval or authorization of, or declaration to or filing with, any Person is required by the Company for the valid authorization, execution and delivery by the Company of this Agreement or for its consummation of the transactions contemplated hereby or for the valid authorization, issuance and delivery of the Shares and the Warrant, other than those consents, approvals, authorizations, declarations or filings which have been obtained or made, as the case may be.

Section 5.12                      New York Stock Exchange Listing.

The New York Stock Exchange has admitted the Tranche 1 Shares and the Tranche 2 Shares and Warrant Shares to listing, subject to official notice of issuance and, in the case of the Tranche 2 Shares and the Warrant Shares, subject to notice of shareholder approval of the issuance of the Tranche 2 Shares and the Warrant Shares.

Section 5.13                      Tax Matters.

The CT Board has authorized the Company to file its tax returns to be taxed as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”), for taxable year ending December 31, 2003, such authorization has not been amended, revoked or rescinded, the Company has operated in conformity with the requirements for qualification as a REIT under the Code since January 1, 2003 and the Company intends to properly and formally elect to be taxed as a REIT when it files its federal income tax returns for the taxable year ending December 31, 2003 on or before September 15, 2004.

Section 5.14                      Legal Compliance.

The Company and its Subsidiaries are in compliance with, and the respective businesses of the Company and its Subsidiaries are being conducted in compliance with, all applicable Laws, Orders and Permits which are necessary to conduct the business now operated by them, and neither the Company nor any of its Subsidiaries has received written notice of any Proceeding alleging any failure to so comply, except in each case such as could not reasonably be expected to have a Material Adverse Effect.  The material Permits under which the Company or any of its Subsidiaries is operating or bound (a) constitute all material Permits used or required in the conduct of the respective businesses of the Company and its Subsidiaries as presently conducted and (b) are in full force and effect, except in each case as could not reasonably be expected to have a Material Adverse Effect.

Section 5.15                      Litigation.

Except as disclosed in the Registration Statement, there is no Proceeding pending or, to the knowledge of the Company, threatened against, or affecting the Assets of the Company or any of its Subsidiaries or any of their respective predecessors, in each case which could reasonably be expected to have a Material Adverse Effect.

Section 5.16                      Material Contracts.

Neither the Company nor any of its Subsidiaries is in default, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default under, any material contract, agreement, instrument, commitment and other arrangement to which the Company or any of its Subsidiaries is a party or otherwise relating to or affecting any of their respective assets, including, without limitation, employment, severance or consulting agreements, loan, credit or security agreements, joint venture agreements and license and distribution agreements, except in each case such as could not reasonably be expected to have a Material Adverse Effect.

Section 5.17                      Brokers or Finders.

The Company has not retained any investment banker, broker or finder in connection with the purchase of the Shares and the Warrant.

Section 5.18                      Liabilities.

As of the Initial Closing Date, to the best knowledge of the Company, the Company has no liability or obligation, absolute or contingent (individually or in the aggregate), including, without limitation, any tax liability due and payable, which is not reflected on the consolidated balance sheet of the Company as of December 31, 2003 contained in the Financial Statements for the year ended December 31, 2003 (the “Balance Sheet”), other than liabilities and obligations incurred after the date of the Balance Sheet in the ordinary course of business.  To the best knowledge of the Company, there were no “loss contingencies” (as such term is used in Statement of Financial Accounting Standards No. 5 issued by the Financial Accounting Standards Board in March 1975) that were not adequately provided for on the Balance Sheet.

Section 5.19                      Loan and Investment Losses.

As of the Initial Closing Date, to the best knowledge of the Company, except as set forth on Schedule 5.19 hereof, none of the Company’s loans are in default and the Company has not received notice from any borrower under any of its loans that a default is imminent and all of the Company’s investments are making payments in accordance with their contractual terms.

ARTICLE VI
Representations and Warranties of the Purchaser

As an inducement to the Company to enter into and perform its obligations under this Agreement, the Purchaser hereby represents and warrants as of the Initial Closing and the Subsequent Closing to the Company as follows:

Section 6.1                      Organization; Good Standing; Qualification and Power.

The Purchaser is a corporation duly incorporated, validly existing and in good standing under the Laws of its jurisdiction of formation, has all requisite power (corporate or otherwise) to carry on its business as presently being conducted and is qualified to do business and in good standing in every jurisdiction in which the failure so to qualify or be in good standing could reasonably be expected to have a Material Adverse Effect on the Purchaser.

Section 6.2                      Authorization; Enforceability; Corporate and Other Proceedings.

The Purchaser has all requisite power and authority (corporate or otherwise) to execute and deliver this Agreement and any and all instruments necessary or appropriate in order to effectuate fully the terms and conditions of this Agreement and all related transactions and to perform its obligations hereunder and thereunder.  This Agreement, and the transactions contemplated hereby have been duly authorized by all necessary action (corporate or other) on the part of the Purchaser, and this Agreement has been duly executed and delivered by the Purchaser, and, assuming due execution and delivery of this Agreement by the Company, constitutes the valid and legally binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms and conditions, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting the enforcement of creditors’ rights generally and to general equitable principles.

Section 6.3                      Non Contravention

The execution, delivery and performance by the Purchaser of this Agreement, the consummation of the transactions contemplated hereby and compliance with the provisions hereof, including the purchase of the Shares and the Warrant have not, do not and shall not, (a) violate any provision of the Fundamental Documents of the Purchaser, (b) violate any Law to which the Purchaser is subject or (c) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice under any material contract to which the Purchaser is a party, except where such violation, conflict, default, acceleration, termination, modification or cancellation with respect to clauses (b) and (c) could not reasonably be expected to have a Material Adverse Effect on the Purchaser.

Section 6.4                      No Consent or Approval Required.

No material consent, approval or authorization of, or declaration to or filing with, any Person is required by the Purchaser for the valid authorization, execution and delivery by the Purchaser of this Agreement or for its consummation of the transactions contemplated hereby other than those consents, approvals, authorizations, declarations or filings which have been obtained or made, as the case may be.

Section 6.5                      Beneficial Ownership.

As of the Initial Closing Date, William R. Berkley is currently the owner of less than 15% of the outstanding shares of Berkley and the other Purchasers.  For purposes of the foregoing, “own” means ownership or determined in accordance with Section 856(h) of the Internal Revenue Code of 1986, as amended.

Section 6.6                      Brokers or Finders.

The Purchaser has not retained any investment banker, broker or finder in connection with the purchase of the Shares and the Warrant.

ARTICLE VII
Termination

Section 7.1                      Termination Events.

This Agreement may, by notice given prior to or at the Subsequent Closing, be terminated:

(1)      by either the Company or the Purchaser if a material breach or default of any provision of this Agreement has been committed by the other party which would make the conditions to this Agreement incapable of being satisfied; provided that neither party may terminate this Agreement prior to the date set forth in paragraph (3) below if the breaching or defaulting party has not had an adequate opportunity to cure such breach or default;

(2)      by mutual consent of the Company and the Purchaser;

(3)      by the Purchaser or the Company if the Stockholder Approval has not been obtained on or before June 25, 2004; or

(4)      by either the Company or the Purchaser if the Subsequent Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before June 30, 2004 or such later date as the parties may agree upon.

Section 7.2                      Effect of Termination.

Each party’s right of termination under Section 7.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies.  If this Agreement is terminated pursuant to Section 7.1, all further obligations of the parties under this Agreement will terminate, except that the obligations in Sections 8.1 and 8.2 and Article IX will survive; provided, however, that if this Agreement is terminated by a party because of the breach or default of the Agreement by the other party or because one or more of the conditions to the terminating party’s obligations under this Agreement is not satisfied as a result of the other party’s failure to comply with its obligations under this Agreement, the terminating party’s right to pursue all legal remedies will survive such termination unimpaired.

ARTICLE VIII
Indemnification

Section 8.1                      Indemnification Generally.

The Company, on the one hand, and the Purchaser, on the other hand (each an “Indemnifying Party”), shall indemnify the other from and against any and all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, reasonable attorneys’ fees and expenses) or deficiencies (collectively, “Losses”) resulting from any breach of a representation, warranty or covenant by the Indemnifying Party and all claims, charges, actions or proceedings incident to or arising out of the foregoing.  The Company shall further indemnify the Purchaser for any and all Losses incurred by the Purchaser which arise out of any claim by or on behalf of any stockholder, security holder, private equity fund investor or joint venture partner of the Company in connection with any act or omission by the Company in respect of its obligations under this Agreement.  Except with respect to third party claims being defended in good faith or claims for indemnification with respect to which there exists a good faith dispute, the Indemnifying Party shall satisfy its obligations hereunder within thirty (30) days of receipt of a notice of claim under this Section 8.1.

Section 8.2                      Indemnification Procedures For Third Party Claims.

If a claim by a third party is made against a Person entitled to indemnification under this Article VIII (an “Indemnified Party”) and such Indemnified Party intends to seek indemnity with respect thereto from any Indemnifying Party, such Indemnified Party shall give notice in writing as promptly as reasonably practicable to each such Indemnifying Party of any action commenced against or by it in respect of which indemnity may be sought hereunder, but failure to so notify an Indemnified Party shall not relieve such Indemnifying Party from any liability that it may have otherwise than on account of this indemnity agreement so long as such failure shall not have materially prejudiced the position of the Indemnifying Party.  Upon such notification, the Indemnifying Party shall assume the defense of such action brought by a third party, and after such assumption, the Indemnified Party shall not be entitled to reimbursement of any expenses incurred by it in connection with such action except as described below.  In any such action, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party shall have failed to promptly assume and thereafter vigorously conduct such defense, (ii) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the contrary or (iii) the named parties in any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing or conflicting interests between them.  No Indemnifying Party, in the defense of a third party claim shall, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim.  The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which shall not be unreasonably withheld or delayed by such Indemnifying Party), but if settled with such consent or if there be final judgment for the plaintiff, the Indemnifying Party shall indemnify the Indemnified Party from and against any loss, damage or liability by reason of such settlement or judgment.

Section 8.3                      Survival of Representations, Warranties, Agreements, Etc.

All representations and warranties contained in this Agreement or made in writing by or on behalf of the Company in connection with the transactions contemplated by this Agreement shall survive for the duration of any statutes of limitation applicable thereto, the execution and delivery of this Agreement, any investigation at any time made by the Company, the Purchaser or on such party’s behalf, the purchase of the Shares by the Purchaser under this Agreement and any disposition of or payment on the Shares.  All statements contained in any certificate or other instrument delivered to the Purchaser by or on behalf of the Company pursuant to this Agreement shall be deemed representations and warranties of the Company under this Agreement.  Except as otherwise provided herein, all covenants and agreements contained herein shall survive for the duration of any statutes of limitations applicable thereto or until, by their respective terms, they are no longer operative.

ARTICLE IX
Miscellaneous

Section 9.1                      Expenses and Taxes.

(1)      At each Closing, the Company shall pay fifty percent (50%) of all of the reasonable out-of-pocket expenses (including but not limited to attorneys’ and accountants’ fees and expenses) of the Purchaser arising in connection with the preparation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby; provided, however, that the Company shall not be required to pay more than $50,000 of such expenses in the aggregate.

(2)      Subject to Section 9.1(1), each party to this Agreement shall bear its own respective costs and expenses incurred in connection with the preparation, execution and delivery of this Agreement and the agreements and consummation of the transactions contemplated hereby.

(3)      All transfer, stamp (including documentary stamp Taxes, if any), and other similar Taxes with respect to the purchase and sale of the Shares, shall be borne by the Company.

Section 9.2                      Further Assurances.

The Purchaser and the Company shall duly execute and deliver, or cause to be duly executed and delivered, at their own cost and expense, such further instruments and documents and to take all such action, in each case as may be necessary or proper in the reasonable judgment of the other party to carry out the provisions and purposes of this Agreement.

Section 9.3                      Public Announcement.

The Purchaser and the Company will consult with each other before issuing any press release or otherwise making any public statements with respect to the transactions contemplated by this Agreement, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required based upon the reasonable opinion of counsel by applicable law or by obligations pursuant to any listing agreement with any national securities exchange or transaction reporting system or automated quotation system.

Section 9.4                      No Third Party Beneficiaries.

Except as expressly provided herein, this Agreement shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns.

Section 9.5                      Entire Agreement.

This Agreement constitutes the entire agreement among the parties hereto and supersedes any prior understandings, agreements or representations by or among such parties, written or oral, that may have related in any way to the subject matter of this Agreement.

Section 9.6                      Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party; provided, however, that the Berkley may assign all or any of its rights and obligations hereunder to one or more designated controlled Affiliates without such prior written approval provided that Berkley remains responsible for the obligations under this Agreement with respect to such assignee.

Section 9.7                      Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Section 9.8                      Notices.

All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, telecopied, sent by internationally-recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Company, to:

Capital Trust, Inc.
410 Park Avenue, 14th Floor
New York, New York 10022
Telephone:  (212) 655-0220
Telecopy:   (212) 655-0044
Attention:  John R. Klopp
                    Chief Executive Officer

with a copy to:

Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, New York  10022
Telephone:  (212) 318-6000
Telecopy:   (212) 319-4090
Attention:  Michael L. Zuppone, Esq.

If to the Purchasers:

W. R. Berkley Corporation
475 Steamboat Road
Greenwich, Connecticut 06830
Telephone: (203) 629-3000
Telecopy: (203) 769-4098
Attention:  Ira S. Lederman, Esq.
                    General Counsel

with a copy to:

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, New York 10019-6099
Telephone: (212) 728-8000
Telecopy: (212) 728-8111
Attention: Gordon R. Caplan, Esq.

All such notices and other communications shall be deemed to have been given and received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of delivery by telecopy, on the date of such delivery, (iii) in the case of delivery by internationally-recognized overnight courier, on the third Business Day following dispatch and (iv) in the case of mailing, on the seventh Business Day following such mailing.

Section 9.9                      Governing Law; Submission to Jurisdiction.

This agreement shall be governed by and construed in accordance with the internal laws of the state of New York, without regard to the principles of conflicts of laws thereof.  All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in a New York State or federal court sitting in the City of New York, and the parties hereto irrevocably submit to the exclusive jurisdiction of such courts in any such action or proceeding and irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding (and the parties agree not to commence any actions or proceedings relating hereto except in such courts).  The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in the courts of the State of New York or the United States of America located in the State of New York, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

Section 9.10                      Amendments and Waivers.

No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by all of the parties.  No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

Section 9.11                      Incorporation of Schedules.

The Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

Section 9.12                      Construction.

Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates.  The use in this Agreement of the term “including” means “including, without limitation.”  The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

Section 9.13                      Interpretation.

Unless otherwise indicated, references to “$” are references to the U.S. dollar.  Accounting terms used but not otherwise defined herein shall have the meanings given to them under GAAP.  As used in this Agreement (including all Schedules and amendments hereto), the masculine, feminine and neuter gender and the singular or plural number shall be deemed to include the others whenever the context so requires.  References to Articles and Sections refer to articles and sections of this Agreement.  Similarly, references to Schedules refer to schedules attached to this Agreement.  Unless the content requires otherwise, words such as “hereby,” “herein,” “hereinafter,” “hereof,” “hereto,” “hereunder” and words of like import refer to this Agreement.  The article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

Section 9.14                      Severability.

It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the Laws and public policies applied in each jurisdiction in which enforcement is sought.  Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.  Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 9.15                      Waiver of Jury Trial.

EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER DOCUMENT.

[Signature pages to follow]

IN WITNESS WHEREOF, the undersigned have executed or caused to be executed this Agreement as of the date first above written by their respective officers thereunto duly authorized.

CAPITAL TRUST, INC.

By:	/s/ John R. Klopp
Name: John R. Klopp
Title: Chief Executive Officer

W. R. BERKLEY CORPORATION

By:	/s/ William R. Berkley
Name: William R. Berkley
Title: Chief Executive Officer

SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT

Solely for purposes of Section 2.4 of this Agreement the following:

/s/ John R. Klopp
John R. Klopp

JRK Investment Partnership LP

By:	/s/ John R. Klopp
Name:
Title:

/s/ Craig M. Hatkoff
Craig M. Hatkoff

CMH Investment Partnership LP

By:	/s/ Craig M. Hatkoff
Name:
Title:

Veqtor Finance Company, L.L.C.

By:	/s/ Donald Liebentritt
Name:
Title:

Samstock, L.L.C.

By:	/s/ Donald Liebentritt
Name:
Title:

2

Annex 1

CERTAIN DEFINITIONS

“Affiliates” means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such Person.  The term “control” includes, without limitation, the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Assets” means, with respect to any Person, all of the assets, rights, interests and other properties, real, personal and mixed, tangible and intangible, owned by such Person.

“Business Day” means any day that is not a Saturday, Sunday, legal holiday or other day on which banks are required to be closed in New York, New York.

“Commission” means the Securities and Exchange Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fundamental Documents” means, with respect to a corporation, the charter and bylaws (each as amended) or, with respect to any other Person, the documents by which such Person (other than an individual) establishes its legal existence or which govern its internal affairs.

“GAAP” means, at any time, generally accepted accounting principles in the jurisdiction in which the Person to which such principles are applied is organized at such time.

“Governmental Entity” means any court, administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, federal, state or local.

“Law” means any constitution, law, statute, treaty, rule, directive, requirement or regulation or Order, domestic or foreign, of any Governmental Entity, including, without limitation, the rules and regulations of any stock exchange and/or quotation system on which the subject Person’s securities are listed for trading or quoted, as the case may be.

“Liability” means any liability or obligation, whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated and whether due or to become due, regardless of when asserted.

“Lien” means any security interest, pledge, bailment (in the nature of a pledge or for purposes of security), mortgage, deed of trust, the grant of a power to confess judgment, conditional sale, trust receipt or other title retention agreement (including any lease in the nature thereof), charge, encumbrance, easement, reservation, restriction, cloud, right of first refusal or first offer, option, equity or adverse claim or other similar arrangement or interest in real or personal property.

“Material Adverse Effect” means, with respect to any Person, a material adverse effect on the business, operations, Assets, condition (financial or otherwise), operating results, or prospects of such Person and its Subsidiaries, if any, taken as a whole; provided, however, with respect to the Company, that any decrease in the trading price or volume of the Company’s Common Stock that occurs in the absence of a material adverse effect on any of the foregoing shall not, in itself, be deemed to be a “Material Adverse Effect.”

“Order” means any order, writ, judgment, injunction, decree, determination or award issued by a Governmental Entity.

“Permits” means all permits, licenses, authorizations, registrations, franchises, approvals, consents, certificates, variances and similar rights obtained, or required to be obtained, from Governmental Entities.

“Person” means any individual, corporation, partnership, limited liability company, trust, estate, or unincorporated organization, or other entity or Governmental Entity or other juridical entity.

“Proceeding” means any action, suit, proceeding, complaint, charge, hearing, inquiry or investigation before or by a Governmental Entity or an arbitrator, mediator or tribunal.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Subsidiary” means (i) any entity in which the Company owns directly or indirectly, more than 50% of the voting capital stock or equity interest and (ii) any commercial real estate mezzanine investment fund managed by the Company or any subsidiary (whether or not the Company or any subsidiary owns a majority interest).

“Tax” or “Taxes” as used in this Agreement, means, with respect to any Person, (a) all taxes, customs duties and other Taxes, fees, assessments or charges of any kind whatsoever including without limitation all income, gross receipts, sales, use, ad valorem, transfer, franchise, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property or windfall profits Taxes, alternative or add-on minimum Taxes, together with all interest and penalties, additions to Tax and other additional amounts imposed by any taxing authority (domestic or foreign) on such Person (if any) and (b) any Liability for the payment of any amount of the type described in clause (a) above as a result of being a “transferee” (within the meaning of Section 6901 of the Internal Revenue Code of 1986, as amended, or any other applicable Law) of another entity or a member of an affiliated or combined group, and (c) any liability under any tax sharing or other contractual arrangement.

I-2

EXHIBIT A

CAPITAL TRUST, INC.

Warrant for Class A Common Stock

       FOR VALUE RECEIVED, Capital Trust, Inc., a Maryland corporation (the"Company"), hereby grants, pursuant hereto (this "Warrant"), to ________ (the "Initial Holder") or its permitted assigns, the right, subject to the terms and conditions contained herein, to purchase from the Company, at any time or from time to time commencing at the Commencement Time (as defined below) and prior to 5:00 p.m., Eastern Time, on December 31, 2004, up to ______________ (____) (subject to adjustment as provided herein) fully paid and non-assessable shares of class A common stock, par value $.01 per share, of the Company for twenty-three dollars and forty cents ($23.40) per share (subject to adjustment as provided herein) for an aggregate purchase price (assuming full exercise) of ______________ ($_________). The Aggregate Exercise Price is not subject to adjustment.

       Hereinafter, (i) said class A common stock, par value $.01 per share, of the Company, is referred to as the "Common Stock," (ii) the shares of the Common Stock purchasable hereunder or under any other Warrant (as hereinafter defined) are referred to as the "Warrant Shares," (iii) the aggregate purchase price payable for the Warrant Shares purchasable hereunder is referred to as the "Aggregate Exercise Price," (iv) the price payable for each of the Warrant Shares is referred to as the "Per-Share Exercise Price," (v) this Warrant, and all warrants hereafter issued in exchange for, in substitution for or upon transfer of this Warrant are referred to as the "Warrants" and (vi) the holders of this Warrant or any portion hereof in accordance with the terms hereof from time to time are each referred to as a "Holder" and are collectively referred to as the "Holders.") Definitions of other capitalized terms used herein are set forth in Section 15 hereof.

1. Exercise of Warrant.

(a) This Warrant may be exercised in whole at any time, or in part from time to time, commencing at the Commencement Time and prior to 5:00 p.m., Eastern Time, on December 31, 2004 (the "Exercise Period") by the Holder by the surrender of this Warrant (with the subscription form at the end hereof duly executed) to the Company at the address set forth in Section 11 hereof, together with proper payment of the Aggregate Exercise Price, or the proportionate part thereof if this Warrant is exercised in part, with payment for the Warrant Shares made by wire transfer of immediately available funds or certified or official bank check payable to the order of the Company. If this Warrant is exercised in part, it must be exercised for a number of whole shares of Common Stock.

(b) The "Commencement Time" shall begin when the issuance of the Warrant Shares shall have been approved by an affirmative vote of a majority of the votes cast at the Company's 2004 annual meeting of shareholders or at any adjournment or postponement thereof in accordance with Sections 310.00 and 312.03(c) of the New York Stock Exchange, Inc. Listed Company Manual.

(c) After any partial exercise or exchange, the Holder will be entitled to receive a new Warrant covering the Warrant Shares as to which this Warrant has not been exercised or exchanged and setting forth the proportionate part of the Aggregate Exercise Price applicable to such Warrant Shares.

(d) As soon as practicable, but within ten (10) days following the surrender of this Warrant and the receipt of payment of the Aggregate Exercise Price, or the proportionate part thereof, as the case may be, pursuant to subsection (a) of this Section 1, the Company, within seven (7) days,

                      (i) will issue a certificate or certificates in the name of the Holder or such other Person designated in writing by the Holder for the largest number of whole shares of Common Stock to which the Holder shall be entitled by the exercise (full or partial, in accordance with the subscription form) or exchange of this Warrant;

                      (ii) will, if this Warrant is exercised in whole, in lieu of any fractional share of Common Stock to which the Holder shall be otherwise entitled, pay to the Holder cash in an amount equal to the fair value of such fractional share (determined in such reasonable manner as the Board of Directors shall determine), and

                      (iii) will deliver the other securities and properties receivable upon the exercise or exchange of this Warrant, or the proportionate part thereof if this Warrant is exercised or exchanged in part, pursuant to the provisions of this Warrant.

2. Reservation of Warrant Shares; Listing. The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued shares of Common Stock, for the purpose of effecting the exercise of Warrants, the full number of shares of Common Stock then issuable upon the exercise of all outstanding Warrants. Throughout the period of time during which this Warrant may be exercised, the Company shall use its commercially reasonable efforts to keep the Warrant Shares authorized for listing on the New York Stock Exchange or on any other successor national securities exchange or other relevant market on which the Common Stock is listed, admitted to trading or traded.

3. Protection Against Dilution. The Per-Share Exercise Price and the number of Warrant Shares purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time as set forth in this Section 3. Whenever the Per-Share Exercise Price is adjusted by operation of this Section 3, the number of Warrant Shares to be delivered upon exercise of the Warrants shall be adjusted as provided in subsection (n) of this Section 3.

(a) In case the Company shall, while any of the Warrants are outstanding, (i) pay a dividend or make any other distribution with respect to shares of Common Stock in shares of Common Stock, (ii) subdivide outstanding shares of Common Stock, (iii) combine outstanding shares of Common Stock into a smaller number of shares or (iv) issue by reclassification of its Common Stock any shares of stock of the Company (other than the reclassifications covered by subsection (d) of this Section 3), the Per-Share Exercise Price shall be adjusted to be equal to a fraction, the numerator of which shall be the Aggregate Exercise Price and the denominator of which shall be the number of shares of Common Stock or other stock of the Company that the Holder would have owned immediately following such action had such Warrant been exercised immediately prior thereto or, in the case of a dividend, distribution, subdivision, combination or reclassification with respect to which a record date has been established, prior to such record date. An adjustment made pursuant to this subsection (a) shall be made immediately prior to the opening of business on the day following (x) the date of the payment of the dividend or distribution (retroactive to the record date) or (y) the effective date in the case of a subdivision, combination or reclassification (retroactive to the record date, if any). If the Board of Directors shall declare any dividend or distribution or resolve to take any action referred to in this subsection (a), it shall provide written notice thereof to the Holder not less than ten (10) days prior to the record date fixed for determining the stockholders entitled to participate therein.

(b) In case the Company shall, while any of the Warrants are outstanding, issue rights or warrants to purchase, or securities convertible into or exchangeable for, Common Stock ("Rights") to any holders of its outstanding shares of Common Stock entitling them (for a period expiring within 45 days after the record date mentioned below) to subscribe for, purchase, convert or exchange shares of Common Stock at a price per share less than the current market price per share of Common Stock (as determined pursuant to subsection (e) of this Section 3) on the record date mentioned below, provided the purchase price is less than the Per-Share Exercise Price theretofore in effect, the Per-Share Exercise Price shall be adjusted so that the same shall equal the amount determined by multiplying the Per-Share Exercise Price theretofore in effect by a fraction the numerator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such Rights plus the number of shares which the aggregate offering price would purchase at such current market price, and the denominator of which shall be the number of shares of Common Stock outstanding on the date of issuance of such Rights plus the number of additional shares of Common Stock offered for subscription or purchase. "Aggregate offering price," as used in the preceding sentence, shall mean the amount received or receivable by the Company in consideration of the issuance or sale of Rights plus any additional consideration payable to the Company upon exercise thereof, in each case with reference to the total number of shares of Common Stock offered for subscription or purchase. Such adjustment shall be made immediately prior to the opening of business on the day following the date of issuance of Rights, retroactive to the record date for the determination of stockholders entitled to receive Rights.

 (c) In case the Company shall, by dividend or otherwise, distribute to any holders of its outstanding shares of Common Stock, evidences of its indebtedness, shares of any class or series of its stock, assets, securities convertible into or exchangeable for any of its stock or rights or warrants to subscribe for or purchase any of its securities (excluding any Rights referred to in subsection (b) of this Section 3, any dividend or other distribution paid exclusively in cash and any dividend or other distribution referred to in subsection (a) of this Section 3), the Per-Share Exercise Price shall be reduced so that the same shall equal the price determined by multiplying the Per-Share Exercise Price theretofore in effect by a fraction the numerator of which shall be the current market price (determined as provided in subsection (e) of this Section 3) per share of Common Stock on the record date referred to below less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be conclusive), on the record date referred to below, of the portion of the evidences of indebtedness, shares of stock, assets, convertible or exchangeable securities, rights or warrants (including fractions)so distributed with respect to each share of Common Stock and the denominator of which shall be such current market price per share of Common Stock. Such adjustment shall be made immediately prior to the opening of business on the day following the date on which any such distribution is made, retroactive to the record date for the determination of stockholders entitled to receive such distribution. In the event that no such dividend or other distribution is so paid or made, the Per-Share Exercise Price shall again be adjusted to be the Per-Share Exercise Price which would then be in effect if such dividend or other distribution had not occurred. If the Board of Directors determines the fair market value of any distribution for purposes of this subsection (c) by reference to the actual or when-issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the current market price per share of Common Stock (determined as provided in subsection (e) of this Section 3).

 (d) In the case of any capital reorganization of the Company or reclassification of the Common Stock, or any consolidation or merger to which the Company is a party other than a merger or consolidation in which the Company is the continuing corporation, or in the case of any sale or conveyance to another entity of the property of the Company as an entirety or substantially as an entirety, or in the case of any statutory exchange of securities with another corporation (including any exchange effected in connection with a merger of a third corporation into the Company), the Holder shall have the right thereafter to receive on the exercise of this Warrant the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such reorganization, reclassification consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Section 3 with respect to the rights and interests thereafter of the Holder to the end that the provisions set forth in this Section 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of the Warrant. Notice of any such reorganization, reclassification, consolidation, merger, exchange, sale or conveyance shall be mailed to the Holder not less than ten (10) days prior to such event. The above provisions of this subsection (d) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. The Company shall require the issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of the Warrant to be responsible for all of the agreements and obligations of the Company hereunder.

 (e) For the purpose of any computation under subsection (b) or (c) of this Section 3, the current market price per share of Common Stock on any date in question shall be deemed to be the average of the daily Closing Prices for the five (5) Trading Day period ending on the earlier of the day in question and, if applicable, the last Trading Day before the "ex" date with respect to the issuance or distribution requiring such computation; provided, however, that if more than one event occurs that would require an adjustment pursuant to subsections (a) through (d) of this Section 3, inclusive, the Board of Directors shall in good faith make such adjustments to the Closing Prices during such five(5) Trading Day period as it reasonably deems appropriate to effectuate the intent of the adjustment provisions in this Section 3, in which case any such determination by the Board of Directors shall be conclusive. For purposes of this paragraph, the term "ex" date means the first date on which the shares of Common Stock trade regular way, without the right to receive such issuance or distribution, on the New York Stock Exchange or on such successor securities exchange as the shares of Common Stock may be listed on or in the relevant market from which the Closing Prices were obtained.

 (f) No adjustment in the Per-Share Exercise Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Per-Share Exercise Price; provided, however, that any adjustments which by reason of this subsection (f) are not required to be made shall be carried forward and taken into account in determining whether any subsequent adjustment shall be required.

(g) If any action would require adjustment of the Per-Share Exercise Price pursuant to more than one of the provisions described above, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest absolute value to the Holder.

(h) Except as stated above, the Per-Share Exercise Price will not be adjusted for the issuance of shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock, or carrying the right to purchase any of the foregoing.

(i) In case the Company shall, by dividend or otherwise, declare or make a distribution on the shares of Common Stock referred to in subsection (c) of this Section 3, the Holder, upon the exercise thereof subsequent to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution and prior to the effectiveness of the Per-Share Exercise Price adjustment in respect of such distribution, shall be entitled to receive, for each share of Common Stock for which the Warrant is exercised, the portion of the evidences of indebtedness, shares of stock, assets, securities convertible into or exchangeable for any of its stock, or rights or warrants to subscribe for or purchase any of its securities (including fractions) so distributed with respect to each share of Common Stock; provided, however, that, at the election of the Company with respect to all Holders so exercising, the Company may, in lieu of distributing to such Holder any portion of such distribution not consisting of cash or securities of the Company, pay such Holder an amount in cash equal to the fair market value thereof (as determined in good faith by the Board of Directors, whose determination shall be conclusive). If any exercise of a Warrant described in the immediately preceding sentence occurs prior to the payment date for a distribution to holders of shares of Common Stock which the Holder of a Warrant so exercised is entitled to receive in accordance with the immediately preceding sentence, the Company may elect to distribute to such Holder a due bill for the evidences of indebtedness, shares of stock, assets, securities convertible into or exchangeable for any of its stock, or rights or warrants to subscribe for or purchase any of its securities to which such Holder is so entitled, provided, that such due bill (a) meets any applicable requirements of the principal national securities exchange or other market on which the shares of Common Stock are then traded and (b) requires payment or delivery of such evidences of indebtedness, shares of stock, assets, securities convertible into or exchangeable for any of its stock, or rights or warrants to subscribe for or purchase any of its securities no later than the date of payment or delivery thereof to holders of Common Stock receiving such distribution.

 (j) Whenever the Per-Share Exercise Price is adjusted as provided in this Section 3 and upon any modification of the rights of the Holder in accordance with this Section 3, the Company shall promptly prepare a certificate signed by the chief executive officer or the chief financial officer setting forth the adjusted Per-Share Exercise Price and showing in reasonable detail the facts requiring such adjustment or modification and the manner of computing the same ("Adjustment Certificate") and cause copies of such certificate to be mailed to the Holder.

(k) If the Board of Directors shall authorize and the Company shall declare any dividend or other distribution with respect to the Common Stock other than a distribution exclusively in cash, the Company shall mail notice thereof to the Holder not less than ten (10) days prior to the record date fixed for determining stockholders entitled to participate in such dividend or other distribution.

(l) If, as a result of an adjustment made pursuant to this Section 3, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of stock or other securities, the Board of Directors shall in good faith determine the allocation of the adjusted Per-Share Exercise Price between or among such classes of stock or other securities (whose determination shall be conclusive).

 (m) Upon the expiration of any rights, options, warrants or conversion privileges with respect to the issuance of which an adjustment to the Per-Share Exercise Price had been made, if such shall not have been exercised, the Per-Share Exercise Price, to the extent this Warrant has not then been exercised, shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (A) the Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion privileges, and (B) such shares of Common Stock, if any, that were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion privileges whether or not exercised; provided, however, that no such readjustment shall have the effect of increasing the Per-Share Exercise Price by an amount in excess of the amount of the adjustment initially made in respect of the issuance, sale or grant of such rights, options, warrants or conversion privileges.

 (n) Whenever the Per-Share Exercise Price is adjusted as provided pursuant to this Section 3, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be adjusted by multiplying such number of Warrant Shares immediately prior to such adjustment by a fraction, the numerator of which shall be the Per-Share Exercise Price immediately prior to such adjustment, and the denominator of which shall be the Per-Share Exercise Price immediately thereafter.

(o) In case any event shall occur as to which the other provisions of this Section 3 are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof then, in each such case, the Board of Directors shall in good faith determine the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to preserve the purchase rights represented by the Warrants (whose determination shall be conclusive) and shall promptly make the adjustments described therein.

 (p) If the Company shall take a record of the holders of its Common Stock for any purpose requiring an adjustment hereunder, but shall, thereafter and before the consummation of the event requiring such adjustment legally abandon its plan, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

 (q) Notwithstanding anything herein to the contrary, no adjustment to the Per-Share Exercise Price hereunder shall be made, to the extent it would cause the Per-Share Exercise Price to be less than the par value of the Common Stock.

4. Fully Paid Stock; Taxes. The shares of the Common Stock represented by each and every certificate for Warrant Shares delivered upon the exercise of this Warrant shall at the time of such delivery, be duly authorized, validly issued and outstanding, fully paid and nonassessable, and not subject to preemptive rights or rights of first refusal. The Company shall pay all documentary, stamp or similar taxes and other similar governmental charges that may be imposed with respect to the issuance or delivery of any shares of Common Stock upon exercise of the Warrants (other than income taxes); provided, however, that if the shares of Common Stock are to be delivered in a name other than the name of the Holder, no such delivery shall be made unless the Person requesting the same has paid to the Company the amount of transfer taxes or charges incident thereto, if any.

5. HSR. To the extent required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") following any exercise or exchange of this Warrant pursuant to Section 1 by the Holder and prior to the issuance and delivery of the certificates for the shares of Common Stock required thereby, the Company and the Holder shall cooperate in the preparation of, and file with the United States Federal Trade Commission and the United States Department of Justice, the notification and report form required for such and any supplemental or additional information which may be reasonably requested in connection therewith pursuant to the HSR Act and shall comply in all material respects with the requirements of the HSR Act. The fees to be paid in connection with any such filing under the HSR Act shall be paid by the Holder.

6. Transfer; Etc.

(a) This Warrant may not be transferred without the consent of the Company; provided, however, that that the Initial Holder may assign all or any portion of this Warrant to one or more designated controlled Affiliates of W. R. Berkley Corporation, a Delaware corporation, by execution of the form of assignment attached hereto or a substantially equivalent assignment form. Until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder of this Warrant as he or it appears on the Company's books at any time as the Holder for all purposes. The Company shall permit any Holder of a Warrant or his duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered holders of Warrants.

(b) This Warrant may not be sold, transferred, assigned or hypothecated by the Holder except in compliance with the provisions of the Securities Act of 1933 and the applicable state securities "blue sky" laws, and is so transferable only upon the books of the Company which it shall cause to be maintained for such purpose.

(c) All Warrants issued upon the transfer or assignment of this Warrant or part thereof or upon a partial exercise, exchange or purchase of this Warrant will be dated the same date as this Warrant, and all rights of the holder thereof shall be identical to those of the Holder.

(d) The Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any certificates for Warrants in a name other than that of the registered Holder of a Warrant surrendered upon the exercise or transfer of a Warrant and the Company shall not be required to issue or deliver such certificates for Warrants unless and until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or are not due and owing.

(e) In connection with any transfer, the Holder will deliver to the Company such certificates and other information as the Company may reasonably require to confirm that the transfer complies with the foregoing restrictions.

7. Loss etc., of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Company, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination.

8. Warrant Holder Not Stockholder. This Warrant does not confer upon the Holder any right to vote on, consent to or otherwise participate with respect to matters to a vote of the stockholders of the Company or to receive notice as a stockholder of the Company, as such, in respect of any matters whatsoever, nor any other rights or liabilities as a stockholder, prior to the exercise hereof; this Warrant does, however, require certain notices to the Holder as set forth herein.

9. Communication. Any notice or other communication to be given hereunder shall be given by hand delivery, by overnight carrier, in each case at the addresses set forth in this section, and shall be deemed to have been given when received. The Company or the Holder may change its address for receiving notices by giving written notice of such change to the other.

If to the Company, to:

Capital Trust, Inc.
410 Park Avenue
14th Floor
New York, New York  10022
Attn: John R. Klopp, Chief Executive Officer

If to the Holder, to:

------------------

10. Headings. The headings of this Warrant have been inserted as a matter of convenience and shall not affect the construction hereof.

11. Applicable Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the principles of conflicts of law thereof.

12. Amendment, Waiver, etc. Except as expressly provided herein, neither this Warrant nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought; provided, however, that any provisions hereof may be amended, waived, discharged or terminated upon the written consent of the Company and the majority in interest of the Holders.

13. Certain Definitions.

         "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or is under common control with such Person. For the purposes of this definition, "control", when used with respect to any Person, means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated", "controlling" and "controlled" have meanings correlative to the foregoing.

       "Board of Directors" means the board of directors of the Company.

       "Closing Price", with respect to any security on any day, means the last reported sale price, regular way on such day, or, if no sale takes place on such day, the average of the reported closing bid and asked prices on such day, regular way, in either case as reported on the NYSE Composite Tape, or, if such security is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading, or, if such security is not listed or admitted to trading on a national securities exchange, on the NASDAQ Stock.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed this 11th day of May, 2004.

CAPITAL TRUST, INC.

By:

John R. Klopp

Chief Executive Officer

SUBSCRIPTION

           The undersigned, ___________________, pursuant to the provisions of the foregoing Warrant, hereby agrees to subscribe for and purchase __________ shares of the Common Stock, par value $.01 per share, of Capital Trust, Inc. covered by said Warrant, and makes payment therefor in full at the price per share provided by said Warrant.

Dated:	Signature:

Address:

ASSIGNMENT

           FOR VALUE RECEIVED _______________ hereby sells, assigns and transfers unto ____________________ the foregoing Warrant and all rights evidenced thereby, and does irrevocably constitute and appoint _____________________, attorney, to transfer said Warrant on the books of Capital Trust, Inc.

Dated:	Signature:

Address:

PARTIAL ASSIGNMENT

           FOR VALUE RECEIVED _______________ hereby assigns and transfers unto ____________________ the right to purchase _______ shares of Common Stock, par value $.01 per share, of Capital Trust, Inc. covered by the foregoing Warrant, and a proportionate part of said Warrant and the rights evidenced thereby, and does irrevocably constitute and appoint ____________________, attorney, to transfer such part of said Warrant on the books of Capital Trust, Inc.

Dated:	Signature:

Address:

EXHIBIT B

May 11, 2004

Capital Trust, Inc.
410 Park Avenue, 14th Floor
New York, New York 10022

Ladies and Gentlemen:

           We have acted as counsel to Capital Trust, Inc., a Maryland corporation (the "Company"), in connection with the execution, delivery and performance by the Company of the Securities Purchase Agreement, dated as of May 11, 2004 (the "Purchase Agreement"), among the Company, certain of its stockholders named therein and W. R. Berkley Corporation, a Delaware corporation, and/or one or more of its designated controlled Affiliates (collectively, the "Purchaser"), pursuant to which the Company agreed to issue and sell to the Purchaser (i) 1,310,000 shares (the "Tranche 1 Shares") of its Class A Common Stock, par value $.01 per share (the "Common Stock"), (ii) warrants (the "Warrants") initially exercisable, subject to shareholder approval, of 365,000 shares (the "Warrant Shares") of Common Stock and, (iii) subject to shareholder approval, 325,000 shares (the "Tranche 2 Shares" and, together with the Tranche 1 Shares and the Warrant Shares, the "Shares") of Common Stock. "). The offering of the Shares and the Warrants is being made pursuant to a Registration Statement on Form S-3 (Registration No. 333-111261) filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act") (such Registration Statement at the time it was declared effective by the Commission being hereinafter referred to as the "Registration Statement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement.

           As such counsel and for purposes of our opinion set forth below, we have examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, certificates of public officials and other instruments as we have deemed necessary or appropriate as a basis for the opinion set forth herein, including, without limitation:

(i)	the Purchase Agreement;

(ii)	the Warrants;

(iii)	the Registration Statement;

(iv)
the form of final  prospectus,  dated May 11, 2004,  relating to the Shares and the Warrant, as filed with the Commission on May 11, 2004 pursuant to Rule 424(b) under the  Securities  Act (the "Prospectus");

(v)	the Current Report on Form 8-K filed by the Company with the Commission (File no. 001-14788) under the Securities Exchange Act of 1934, as amended; and

(vi)	resolutions adopted by the Company's board of directors on May 6, 2004 certified by the Secretary of the Company relating to the execution and delivery of, and the defined below.

           In addition to the foregoing, we have made such investigations of law, as we have deemed necessary or appropriate as a basis for the opinion set forth herein.

           The Purchase Agreement and the Warrants are referred to herein, individually, as a "Transaction Document" and, collectively, as the "Transaction Documents."

           In such examination and in rendering the opinion expressed below, we have  assumed:  (i)  the  due  authorization,  execution  and  delivery  of each Transaction Document  and each other  document  referred to above by all of the parties thereto (including the due authorization,  execution and delivery of the Transaction Documents by the Company); (ii) the genuineness of all signatures on all documents  submitted to us; (iii) the  authenticity  and completeness of all documents,  corporate records,  certificates and other instruments  submitted to us; (iv) that photocopy,  electronic,  certified, conformed, facsimile and other copies submitted to us of original  documents,  corporate records,  certificates and other instruments conform to the original documents,  records,  certificates and other instruments, and that all such original documents,  corporate records, certificates and instruments were authentic and complete; (v) the legal capacity of all individuals executing documents;  (vi) that the Transaction Documents are the valid and binding obligations of each of the parties thereto (in the case of the Warrants, other than the Company),  enforceable against such parties (in the case  of the  Warrants,  other  than  the  Company)  in  accordance  with  their respective  terms and that no such  documents  have been  amended or  terminated orally  or in  writing  except  as has  been  disclosed  to us;  (vii)  that the Purchaser has satisfied all regulatory and legal requirements  applicable to its activities; and (viii) that the rights and remedies set forth in the Transaction Documents  will be  exercised  reasonably  and in good  faith  and were  granted without fraud or duress and for good,  valuable and adequate  consideration  and without  intent to  hinder,  delay or defeat  any  rights  of any  creditors  or stockholders of the Company. As to all questions of fact material to the opinion expressed herein and as to the materiality of any fact or other matter referred to herein, we have relied (without independent investigation) upon certificates or comparable documents of officers and representatives of the Company and upon the representations, warranties and covenants of the Company contained in the Transaction Documents, including the Purchase Agreement.  We have also assumed that the representations and warranties of the Purchaser appearing in Article VI of the Purchase Agreement are true and correct.

           Based upon the foregoing, and in reliance thereon, and subject to the limitations,  qualifications and  exceptions set forth herein, we are of the opinion that, when issued pursuant to the terms of the Purchase Agreement, the Warrants will constitute the valid and binding  obligation of the Company, enforceable against the Company in accordance with their respective terms.

           The opinion expressed herein is subject to the following exceptions, qualifications and limitations:

                      A.  We express  no  opinion   with   respect  to  (i)  the  truth  of  the representations  and warranties  contained in the Transaction  Documents or (ii) any other document,  instrument or agreement other than the Warrants  (including the  exhibits  or  schedules  to  the  Registration  Statement  or  Prospectus), regardless of whether such  document,  instrument or agreement is referred to in the Registration Statement or Prospectus.

                       B. We express no opinion with respect to the effect that the introduction of extrinsic evidence as to the meaning of any Transaction Document may have on the enforceability thereof.

                      C. With respect to our opinion set forth above, we have assumed that there will be sufficient  authorized and unissued shares of Common Stock available for issuance each time a Warrant is exercised.

                      D.  Our opinion  set  forth  above is  subject  to (i) the  effect  of any applicable bankruptcy,  insolvency,  reorganization,  moratorium or similar laws and  principles  affecting   creditors'  rights  generally,   including  without limitation fraudulent transfer or fraudulent conveyance laws; (ii) the effect of public policy considerations or court decisions which may limit rights to obtain indemnification  or contribution;  and (iii) the effect of general principles of equity (including, without limitation, concepts of materiality,  reasonableness, good  faith  and  fair  dealing)  and the  availability  of  equitable  remedies (including,  without  limitation,  specific  performance and equitable  relief), regardless of whether considered in a proceeding in equity or at law.

                      E.  No opinion is expressed herein with respect to (i) the validity or enforceability of any provision contained in the Transaction Documents allowing any party to exercise any remedial rights without notice to the Company, (ii) the validity or enforceability of any waiver of demand by the Company, or any waiver of any rights or any defense which as a matter of law or public policy cannot be waived, (iii) the validity or enforceability of any provisions contained in the Transaction Documents purporting to establish evidentiary standards, (iv) the validity or enforceability of any provision of the Transaction Documents which purports to establish the subject matter jurisdiction of the United States District Court to adjudicate any controversy related to any of the Transaction Documents, (v) the validity or enforceability of any provision of the Transaction Documents which purports to entitle any person or entity to specific performance of any provision thereof, (vi) the validity or enforceability of any provision of the Transaction Documents which requires a person or entity to cause another person or entity to take or to refrain from taking action under circumstances in which such person or entity does not control such other person or entity, (vii) the validity of enforceability of any provision of the Transaction Documents insofar as it purports to effect a choice of governing law or choice of forum for the adjudication of disputes or (viii) the effectiveness of service of process by mail in any suit, action or proceeding of any nature arising in connection with or in any way relating to any Transaction Document.

                      F.  Our opinion expressed above is limited solely to laws, rules and regulations that in our experience are generally applicable to transactions in the nature of those contemplated by the Transaction Documents between unregulated parties.

                      G.  No opinion is expressed as to the validity or enforceability of any provision of any Transaction Document that (i) requires that waivers or amendments must be in writing in so far as it suggests that oral or other modifications, amendments or waivers could not be effectively agreed upon by the parties or that the doctrine of promissory estoppel might not apply; (ii) waives (a) vague or broadly stated rights, (b) future rights, (c) the benefits of statutory, regulatory or constitutional rights, unless and to the extent that the statute, regulation or constitution expressly allows waiver, (d) unknown future defenses, or (e) rights to damages; (iii) states that rights or remedies are not exclusive, that every right or remedy is cumulative and may be exercised in addition to any other right or remedy, that the election of some particular remedy does not preclude recourse to one or more others or that failure to exercise or delay in exercising rights or remedies will not operate as a waiver of any such right or remedy; (iv) imposes penalties, forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of a default; (v) appoints one party as an attorney-in-fact for an adverse party; or (vi) states that time is of the essence.

Without  limiting  any  of  the  other  limitations,  exceptions  and qualifications stated elsewhere herein, we express no opinion with regard to the applicability or effect of the law of any jurisdiction  other than, as in effect on the date of this letter, the internal laws of the State of New York.

This opinion letter deals only with the specified legal issues expressly addressed herein, and you should not infer any opinion that is not explicitly addressed herein from any matter stated in this letter.

We  consent  to  the  use  of  this  opinion  as an  exhibit  to  the Registration  Statement and the  reference to our firm under the caption  "Legal Matters" in the Prospectus which is a part of the  Registration  Statement.  In giving this consent, we do not hereby admit that we are within the category of persons whose consent is required under Section 7 of the Securities Act and the rules and regulations thereunder. This opinion is rendered to you as of the date hereof and is not to be deemed to have been reissued by any subsequent  delivery as  permitted  above,  and we assume no  obligation  to advise  you or any other Person  hereafter  with  regard  to any  change  after  the date  hereof  in the circumstances or the law that may bear on the  matters  set forth  herein  even though the change may affect the legal  analysis or a legal  conclusion or other matters in this letter.

                                  Very truly yours,

                                  /s/ Paul, Hastings, Janofsky & Walker LLP

Exhibit C

[Venable LLP Letterhead]

May 11, 2004

Capital Trust, Inc.

410 Park Avenue, 14th Floor

New York, New York 10022

Re: Capital Trust, Inc.

Ladies and Gentlemen:

           We have served as Maryland counsel to Capital Trust, Inc., a Maryland corporation (the "Company"), in connection with certain matters of Maryland law arising out of the offering by the Company pursuant to a Prospectus Supplement, dated as of May 11, 2004 (the "Prospectus Supplement"), of securities consisting of (i) up to 1,635,000 shares (the "Direct Shares") of Class A Common Stock, par value $.01 per share (the "Common Stock"), of the Company, and (ii) a warrant (the "Warrant") exercisable for up to 365,000 shares (the "Warrant Shares" and, together with the Direct Shares, the "Shares"), covered by the Registration Statement on Form S-3 (No. 333-111261), and all amendments thereto (collectively, the "Registration Statement"), as filed with the United States Securities and Exchange Commission (the "Commission") by the Company under the Securities Act of 1933, as amended (the "1933 Act"). The Warrant and the Direct Shares will be issued pursuant to a Securities Purchase Agreement, dated as of May 11, 2004, by and between the Company and W. R. Berkley Corporation ( the "Agreement").

           In connection with our representation of the Company, and as a basis for the opinion hereinafter set forth, we have examined originals, or copies certified or otherwise identified to our satisfaction, of the following documents (hereinafter collectively referred to as the "Documents"):

           1. The charter of the Company (the "Charter"), certified as of a recent date by the State Department of Assessments and Taxation of Maryland (the "SDAT");

           2. The Amended and Restated Bylaws of the Company, certified as of the date hereof by an officer of the Company;

           3. A certificate of the SDAT as to the good standing of the Company, dated as of a recent date;

Venable LLP

May 11, 2004

           4. Resolutions adopted by the Board of Directors of the Company or a duly authorized committee thereof, relating to the issuance of the Warrant and the Shares (the "Resolutions"), certified as of the date hereof by an officer of the Company;

           5. The Agreement, certified as of the date hereof by an officer of the Company;

           6. A certificate executed by an officer of the Company, dated as of the date hereof;

           7. The Registration Statement and the related form of prospectus included therein in the form in which it was transmitted to the Commission under the 1933 Act;

           8. The Prospectus Supplement; and

           9. Such other documents and matters as we have deemed necessary or appropriate to express the opinion set forth in this letter, subject to the assumptions, limitations and qualifications stated herein.

In expressing the opinion set forth below, we have assumed the following:

           1. Each individual executing any of the Documents, whether on behalf of such individual or another person, is legally competent to do so.

           2. Each individual executing any of the Documents on behalf of a party (other than the Company) is duly authorized to do so.

           3. Each of the parties (other than the Company) executing any of the Documents has duly and validly executed and delivered each of the Documents to which such party is a signatory, and such party's obligations set forth therein are legal, valid and binding and are enforceable in accordance with all stated terms.

           4. All Documents submitted to us as originals are authentic. The form and content of all Documents submitted to us as unexecuted drafts do not differ in any respect relevant to this opinion from the form and content of such Documents as executed and delivered. All Documents submitted to us as certified or photostatic copies conform to the original documents. All signatures on all Documents are genuine. All public records reviewed or relied upon by us or on our behalf are true and complete. All representations, warranties, statements and information contained in the Documents are true and complete. There has been no oral or written modification of or amendment to any of the Documents, and there has been no waiver of any provision of any of the Documents, by action or omission of the parties or otherwise.

Venable LLP

May 11, 2004

           5. None of the Shares will be issued, sold or transferred in violation of the restrictions on ownership and transfer contained in Article VII of the Charter and, upon issuance of any of the Shares, the total number of shares of Common Stock issued and outstanding will not exceed the total number of shares of Common Stock that the Company is then authorized to issue under the Charter. The issuance of the Warrant Shares and up to 325,000 Direct Shares will have been approved by the stockholders of the Company in accordance with the listing standards of the New York Stock Exchange, Inc. prior to the issuance thereof.

           Based upon the foregoing, and subject to the assumptions, limitations and qualifications stated herein, it is our opinion that:

           1. The Company is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the SDAT.

           2. The Direct Shares have been duly authorized and, when issued and delivered by the Company pursuant to the Charter, the Resolutions and the Agreement, will be validly issued, fully paid and non-assessable.

           3. The Warrant has been duly authorized by all necessary corporate action on the part of the Company. The Warrant Shares have been duly authorized and, when issued and delivered by the Company upon exercise of the Warrant in accordance with its terms pursuant to the Charter, the Resolutions and the Agreement, will be validly issued, fully paid and non-assessable.

           The foregoing opinion is limited to the substantive laws of the State of Maryland and we do not express any opinion herein concerning any other law. We express no opinion as to the applicability or effect of any federal or state securities laws, including the securities laws of the State of Maryland, or as to federal or state laws regarding fraudulent transfers. To the extent that any matter as to which our opinion is expressed herein would be governed by any jurisdiction other than the State of Maryland, we do not express any opinion on such matter.

           We assume no obligation to supplement this opinion if any applicable law changes after the date hereof or if we become aware of any fact that might change the opinion expressed herein after the date hereof.

Venable LLP

May 11, 2004

           This opinion is being furnished to you for your submission to the Commission as an exhibit to the report filed on Form 8-K (the "8-K"), to be filed by the Company with the Commission on or about the date hereof. We hereby consent to the filing of this opinion as an exhibit to the 8-K and to the use of the name of our firm therein and under the caption "Legal

           Matters" in the Prospectus Supplement related to the Shares, which supplements the prospectus included in the Registration Statement. In giving this consent, we do not admit that we are within the category of persons whose consent is required by Section 7 of the Act.

Very truly yours,

/s/ Venable LLP

Exhibit D

REGISTRATION RIGHTS AGREEMENT

           THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of May 11, 2004 by and among Capital Trust, Inc., a Maryland corporation (the "Company"), and W. R. Berkley Corporation, a Delaware corporation ("Berkley"). Berkley and its designated controlled Affiliates identified on Schedule A attached hereto are each referred to in this Agreement as an "Initial Holder" and are collectively referred to in this Agreement as the "Initial Holders" (provided that only Berkley shall be a direct party hereto and responsible for its obligations hereunder).

Recitals

           WHEREAS, pursuant to the terms of that certain securities purchase agreement, dated as of the date hereof, among the Company, the Initial Holders and the stockholders named therein (the "Securities Purchase Agreement"), the Company has agreed to sell to the Initial Holders and the Initial Holders have agreed to purchase (1) at the Initial Closing 1,310,000 shares (the "Tranche 1 Shares") of class A common stock, par value $.01 per share, of the Company (the "Common Stock") and a warrant (the "Warrant") initially exercisable for 365,000 shares (the "Warrant Shares") and (2) at the Subsequent Closing 325,000 shares of Common Stock (the "Tranche 2 Shares") and together with the Tranche 1 Shares and the Warrant Shares, the "Shares"); and

           WHEREAS, pursuant to the Securities Purchase Agreement, the Company has agreed to grant to the Holders (as defined below) the registration rights set forth in this Agreement.

           NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

   Section 1.   Definitions.

           Capitalized terms used, but not otherwise defined herein, shall have the meanings assigned to such terms in the Securities Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

           "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or is under common control with such Person. For the purposes of this definition, "control", when used with respect to any Person, means possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated", "controlling" and "controlled" have meanings correlative to the foregoing.

           "Agent" means the principal placement agent on an agented placement of Registrable Securities.

           "Business Day" means a day other than a Saturday, Sunday or other day on which banking institutions in New York, New York are permitted or required by any applicable law to close.

           "Commission" means the Securities and Exchange Commission.

           "Common Stock" has the meaning set forth in the Recitals.

           "Company" has the meaning set forth in the Preamble and also includes the Company's successors.

           "Continuously Effective" means, with respect to a specified registration statement, that it shall not cease to be effective and current and compliant with respect to applicable disclosure requirements and available for Transfers of Registrable Securities thereunder, and shall not be subject to any stop order or similar order issued by the Commission, for longer than either (i) any ten (10) consecutive Business Days, or (ii) an aggregate of fifteen (15) Business Days during the period specified in the relevant provision of this Agreement.

           "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

           "Demand Registration" shall have the meaning set forth in Section 2(a).

           "Demanding Holders" shall have the meaning set forth in Section 2(a).

           "Holder" or "Holders" means the Initial Holder(s) or each Person to whom a Holder Transfers Registrable Securities in accordance with Section 7(c) whenever such Person owns of record Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities.

           "Initial Holder" or "Initial Holders" has the meaning set forth in the Preamble

           "Majority Selling Holders" means those Selling Holders whose Registrable Securities included in such registration represent a majority of the Registrable Securities of all Selling Holders included therein.

           "NASD" means the National Association of Securities Dealers, Inc.

           "Person" means an individual, partnership, corporation, limited liability company, trust, estate, or unincorporated organization, or other entity, or a government or agency or political subdivision thereof.

           "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

           "Registrable Securities" means (i) the Tranche 1 Shares and Tranche 2 Shares purchased pursuant to the Securities Purchase Agreement; (ii) the Warrant Shares issuable upon the exercise of the Warrant purchased pursuant to the Securities Purchase Agreement; (iii) any shares of Common Stock or other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange by the Company generally for, or in replacement by the Company generally of, the Shares; and (iv) any securities issued in exchange for such shares of Common Stock in any merger, combination or reorganization of the Company; provided, however, that Registrable Securities shall not include any securities which have theretofore been registered pursuant to this Agreement and sold by a Holder pursuant to the Securities Act or which have been sold by a Holder to the public pursuant to Rule 144 or any similar rules promulgated by the Commission pursuant to the Securities Act, and, provided further, that the Company shall have no obligation under Section 2 to register any Registrable Securities of any Holder if the Company shall deliver to the Holders requesting such registration an opinion of counsel reasonably satisfactory to such Holders and their counsel to the effect that such Registrable Securities may be resold pursuant to Rule 144(k) under the Securities Act (or any successor provision) or, at the time of calculation, one hundred percent (100%) of such Holder's Registrable Securities may be resold in a single ninety (90) day period under Rule 144 of the Securities Act. For purposes of this Agreement, a Person will be deemed to be a Holder of Registrable Securities whenever such Person has the then-existing right to acquire such Registrable Securities (by conversion, purchase or otherwise), whether or not such acquisition has actually been effected.

           "Rule 144" and "Rule 145" mean Rule 144 and Rule 145 promulgated under the Securities Act.

           "Securities Act" means the Securities Act of 1933, as amended from time to time.

           "Selling Holders" means, with respect to a specified registration pursuant to this Agreement, the Holders whose Registrable Securities are proposed to be included in such registration.

           "Securities Purchase Agreement" has the meaning set forth in the Recitals.

           "Transfer" means and includes the act of selling, giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security or any transfer upon any merger or consolidation) (and correlative words shall have correlative meanings); provided however, that any transfer or other disposition upon foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a Transfer.

           "Underwriters' Representative" means the managing underwriter, or , in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters' Representative by the co-managers.

Section 2.   Demand Registration.

           (a)   Request for Demand Registration.

       (i) Subject to Sections 2(b), 2(d) and 2(e) below, at any time, if one or more Holders shall make a written request to the Company (the "Demanding Holders"), the Company shall cause there to be filed with the Commission a registration statement meeting the requirements of the Securities Act (a "Demand Registration"), and each Demanding Holder shall be entitled to have included therein (subject to Section 3 hereof) all or such number of such Demanding Holder's Registrable Securities as the Demanding Holder shall request in writing. Any request made pursuant to this Section 2(a) shall be addressed to the attention of the Secretary of the Company, and shall specify the number of Registrable Securities to be registered, the intended methods of disposition thereof and that the request is for a Demand Registration pursuant to this Section 2(a).

       (ii) Whenever the Company shall have received a demand pursuant to Section 2(a) to effect the Demand Registration of any Registrable Securities, the Company shall promptly give written notice of such proposed registration to all Holders of Registrable Securities, if any. Any such Holder may, within twenty (20) days after receipt of such notice, request in writing that all of such Holder's Registrable Securities, or any portion thereof designated by such Holder, be included in the registration and such request shall not be considered one of the Demand Registrations under Section 2(a) to which Holders are entitled under Section 2(b)(i).

           (b)   Limitations on Demand Registrations.

       (i) The Company shall be obligated to effect no more than four Demand Registrations in total and no more than two such registrations in any twelve-month period. For purposes of the preceding sentence, registration shall not be deemed to have been effected (A) unless a registration statement with respect thereto has become effective, (B) if after such registration statement has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Selling Holders and such interference is not thereafter eliminated, or (C) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived by reason of a failure on the part of the Company, unless caused by a Selling Holder. If the Company shall have complied with its obligations under this Section 2, a right to demand a registration pursuant to Section 2(a) shall be deemed to have been satisfied upon the earlier of (X) the date as of which all of the Registrable Securities included therein shall have been disposed of pursuant to a registration statement, (Y) the date when all of the Registrable Securities covered by the Registration Statement cease to be Registrable Securities and (Z) the date as of which such Demand Registration shall have been Continuously Effective for a period of not less than one hundred eighty (180) days ("Minimum Effective Period").

       (ii) Notwithstanding the foregoing, the Demand Registration rights granted to the Holders in Section 2(a) are subject to the following limitations: (A) each registration in respect of a Demand Registration must include Registrable Securities having an aggregate market value of at least $5,000,000, which market value shall be determined by multiplying the number of Registrable Securities to be included in the Demand Registration by the proposed per share offering price (provided that (x) the limitation set forth in this clause (A) shall not be in effect at any time the Holders' Registrable Securities are not able to be sold under Rule 144 because of the Company's failure to comply with the information requirements thereunder, unless at such time, the Company's counsel delivers a written opinion of counsel, which shall be in a form reasonably satisfactory to such Holder's counsel, to such Holders to the effect that such Holder's Registrable Securities may be publicly offered and sold without registration under the Act and (y) if the Underwriters' Representative or Agent advises the Company in writing that, in its opinion, the amount of securities requested to be included in such offering exceeds the amount which can be sold in such offering without adversely affecting the marketability of the offering, the minimum aggregate market value of Registrable Securities to be included in such Demand Registration may be reduced to the extent required, but in no event may the aggregate market value of the Registrable Securities included therein be lower than $2,000,000); (B) the Company shall not be required to cause a registration pursuant to Section 2(a) to be declared effective within a period of one hundred twenty (120) days of the effective date of any registration statement of the Company effected in connection with a Demand Registration, provided the Company has not breached its obligations under Section 2(a); (C) the Demand Registration rights contained herein shall be subject to the terms and conditions of the registration rights and other terms and conditions contained in Section 7.3 of the Preferred Share Purchase Agreement, dated as of June 16, 1997, as amended, between the Company, formerly known as California Real Estate Investment Trust, and Veqtor Finance Company, LLC, and Section 6 of the Registration Rights Agreement, dated as of July 28, 1998, among the Company, Vornado Realty L.P., EOP Operating Limited Partnership, Mellon Bank N.A., as trustee for General Motors Hourly-Rate Employees Pension Trust and Mellon Bank N.A., as trustee for General Motors Salaried Employees Pension Trust (the "Existing Registration Rights") and the Company shall not be required to cause a registration pursuant to Section 2(a) to be declared effective or to include any Registrable Securities in a Demand Registration hereunder to the extent not permitted by the Existing Registration Rights; (D) the Company shall not be required to file a registration statement at any time prior to October 11, 2004 nor have any registration statement declared effective prior to November 11, 2004 if filed prior thereto unless Purchaser is permitted to sell, transfer or otherwise dispose of Registrable Securities prior to such time pursuant to Section 2.7 of the Securities Purchase Agreement; (E) the Company shall not be required to file a registration statement or to keep a registration statement effective and current and compliant with respect to applicable disclosure requirements and the Company shall be permitted to suspend the use of any then effective registration statement if the Chief Executive Officer or the Chief Financial Officer of the Company certifies to the Holders in writing the existence of circumstances relating to a material pending development, including, but not limited to a pending or contemplated material acquisition or merger or other material transaction or event, which would require additional disclosure by the Company in the registration statement of previously non-public material information which the Company in its good faith judgment has a bona fide business purpose for keeping confidential and the nondisclosure of which in the registration statement might cause the registration statement to fail to comply with applicable disclosure requirements; provided, however, that the Company may not delay the filing of a registration or documents necessary to keep an existing registration statement effective and current and compliant nor suspend the use thereof for such reason for more than ninety (90) days in the aggregate in any calendar year; and (F) the Company shall not be required to file a registration statement or to keep a registration statement effective and current and compliant and the Company shall be permitted to suspend the use of any then effective registration statement during the period starting with the date fifteen (15) days prior to the Company's good faith estimate, as certified in writing by an executive officer of the Company to the Holders, of the date of the proposed pricing of an underwritten public offering of equity securities of the Company for the account of the Company whether covered by a prospectus under primary registration statement filed specifically for the proposed offering or a prospectus supplement under an effective primary shelf registration statement on file pursuant to Rule 415 under the Securities Act, and ending on the date ninety (90) days following the consummation of such underwritten public offering; provided, however, in the case of foregoing clauses (E) and (F), the Minimum Effective Period shall be extended by the aggregate number of days of such period of restriction.

           (c) Effective Demand Registration. Following receipt of a request for a Demand Registration, the Company shall:

       (i) file the registration statement with the Commission as promptly as practicable, and shall use the Company's commercially reasonable efforts to have the registration declared effective under the Securities Act as soon as reasonably practicable, in each instance giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering; and

       (ii) use the Company's commercially reasonable efforts to keep the relevant registration statement Continuously Effective for no less than the Minimum Effective Period or until such earlier date as of which all the Registrable Securities under the registration statement filed pursuant to the Demand Registration shall have been disposed of in the manner described in the registration statement. Notwithstanding the foregoing, if for any reason the effectiveness of a registration pursuant to this Section 2 is suspended or such registration statement shall not be current and compliant with respect to applicable disclosure requirements, the Minimum Effective Period shall be extended by the aggregate number of days of such suspension or period of non-compliance.

           (d) Form of Registration Statement. A registration pursuant to this Section 2 shall be on such appropriate registration form of the Commission as shall (i) be selected by the Company and be reasonably acceptable to the Majority Selling Holders and (ii) permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the request pursuant to Section 2(a).

           (e) Selection of Underwriters. If any registration pursuant to Section 2(a) involves an underwritten offering (whether on a "firm," "best efforts" or "all reasonable efforts" basis or otherwise), or an agented offering, the Majority Selling Holders shall have the right to select the underwriter or underwriters and manager or managers to administer such underwritten offering or the placement agent or agents for such agented offering; provided, however, that each Person so selected shall be reasonably acceptable to the Company.

        Section 3.   Registration Procedures.

           (a) Obligations of the Company. Whenever required under Section 2 to effect a Demand Registration of any Registrable Securities, the Company shall use its commercially reasonable efforts to:

       (i) Prepare and file with the Commission a registration statement with respect to such Registrable Securities (which registration statement shall be available for the Selling Holders' intended method of distribution and comply in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith) and cause such registration statement to become effective.

       (ii) Notify each Selling Holder when the registration statement and any post-effective amendments thereto are declared effective.

       (iii) Notify each Selling Holder of the receipt of any comments from the Commission with respect to the registration statement and, subject to Section 2(b)(ii), respond to such comments and prepare and file with the Commission, if necessary, such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement or any document incorporated therein by reference or file any other required document as may be necessary to comply with the provisions of the Securities Act and rules thereunder with respect to the disposition of all securities covered by such registration statement and the instructions applicable to the registration form used by the Company. In the event that any Registrable Securities included in a registration statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to use its commercially reasonable efforts to maintain the effectiveness of such registration statement, the Company may file a post-effective amendment to the registration statement for the purpose of removing such securities from registered status.

       (iv) Furnish to each Selling Holder of Registrable Securities, without charge, such numbers of copies of the registration statement, any pre-effective or post-effective amendment thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act and the rules thereunder, and such other related documents as any such Selling Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Selling Holder.

       (v) Register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such states or jurisdictions as shall be reasonably requested by the Underwriters' Representative or Agent (as applicable, or if inapplicable, the Majority Selling Holders) and to keep such qualification effective during the period such registration statement is effective and obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and transfer of any of the Registrable Securities in any jurisdiction, at the earliest possible moment; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation in any such jurisdiction, or to file a general consent to service of process in any such states or jurisdictions.

       (vi) in the event of any underwritten or agented offering, enter into and perform the Company's obligations under an underwriting or agency agreement (including indemnification and contribution obligations of underwriters or agents and representations and warranties by the Company to the Selling Holders and the underwriters), in usual and customary form, with the managing underwriter or underwriters of or agents for such offering and use its commercially reasonable efforts to obtain executed lock-up agreements from the officers and directors of the Company and from the holders of more than 5% of the Company's equity securities, if requested by the underwriters. The Company shall also cooperate with the Majority Selling Holders and the Underwriters' Representative or Agent for such offering in the marketing of the Registrable Shares, including making available the Company's officers, accountants, counsel, premises, books and records for such purpose, but the Company shall not be required to incur any material out-of-pocket expense pursuant to this sentence and shall not be required to conduct a road-show in connection therewith.

       (vii) Notify each Selling Holder of any stop order issued or threatened to be issued by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

       (viii) Notify each Selling Holder of the happening of any transaction or event during the period a registration statement is effective which is of a type specified in Section 2(b)(ii)(C) or as a result of which such registration statement or the related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made (in the case of any prospectus), not misleading.

       (ix) Make generally available to the Company's security holders copies of an earnings statement satisfying the provisions of Section 11(a) of the Securities Act no later than ninety (90) days following the end of the 12-month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of each registration statement filed pursuant to this Agreement.

       (x) Make available for inspection by any Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and Underwriter (but not more than one firm of counsel to such Selling Holders), all financial and other information as shall be reasonably requested by them, and provide the Selling Holders, any underwriter participating in such offering and the representatives of such Selling Holders and Underwriters the opportunity discuss the business affairs of the Company with its principal executives and independent public accountants who have certified the audited financial statements included in such registration statement in each case all as necessary to enable them to exercise their due diligence responsibility under the Securities Act; provided, however, that information that the Company determines, in good faith, to be confidential and which the Company advises such Person in writing is confidential shall not be disclosed unless such Person signs a confidentiality agreement reasonably satisfactory to the Company or the related Selling Holder of Registrable Securities agrees to be responsible for such Person's breach of confidentiality on terms reasonably satisfactory to the Company.

       (xi) Obtain a so-called "comfort letter" from the Company's independent public accountants, and legal opinions of counsel to the Company addressed to the Selling Holders, in customary form and covering such matters of the type customarily covered by such letters, and in a form that shall be reasonably satisfactory to Majority Selling Holders. The Company shall furnish to each Selling Holder a signed counterpart of any such comfort letter or legal opinion. Delivery of any such opinion or comfort letter shall be subject to the recipient furnishing such written representations or acknowledgements as are customarily provided by selling shareholders who receive such comfort letters or opinions.

       (xii) Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement.

       (xiii) Cause the Registrable Securities to continue to be listed on the New York Stock Exchange, Inc.

       (xiv) Provide a CUSIP number for the Registrable Securities prior to the effective date of the first registration statement including Registrable Securities.

       (xv) Take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities included in each such registration.

           (b) Holders' Obligations. In connection with any registration pursuant to Section 2, each Selling Holder agrees, as applicable:

       (i) to execute the underwriting agreement, if any, agreed to by the Majority Selling Holders or the Company, as the case may be;

       (ii) that it will not offer or sell its Registrable Securities under the registration statement until it has received copies of the supplemented or amended prospectus contemplated by Section 3(a)(iii) and receives notice that any post-effective amendment (if required) has become effective;

       (iii) that, upon receipt of any notice from the Company of the happening of any transaction or occurrence of any event of the kind specified in Sections 2(b)(ii)(C), 2(b)(ii)(D), 3(a)(iii), 3(a)(vii) or 3(a)(viii), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to any registration statement at issue until such Holder's receipt of copies of a supplemented or amended prospectus contemplated by Section 3(a)(iii) and receives notice that any post-effective amendment (if required) has become effective or until it is advised in writing by the Company that the use of the applicable prospectus and registration statement may be resumed, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the registration statement and prospectus covering such Registrable Securities current at the time of receipt of such notice; and

       (iv) that the Company may require each Selling Holder as to which any registration is being effected to furnish to it such information regarding such Selling Holder, the number of the Registrable Securities owned by it and the intended method of disposition of such Registrable Securities as may be required to effect the registration of such Selling Holder's Registrable Securities, and to cooperate with the Company in preparing such registration, the Company may exclude from such registration the Registrable Securities of any Selling Holder who fails to furnish such information within 5 Business Days after receiving such request and to provide such cooperation, and the Company shall have no obligation to register under the Securities Act the Registrable Securities of a proposed Selling Holder who so fails to furnish such information or provide such cooperation.

           (c) Lock-Up Agreement. If requested in writing by the Company, each Holder agrees to execute a lock-up agreement pursuant to which such Holder shall not effect any public or private sale or distribution, including sales pursuant to Rule 144 of the Securities Act (but excluding Transfers, whether public or private to an Affiliate of such Holder), of Common Stock, or any securities convertible into or exchangeable or exercisable for such securities, held by such Holder during the period starting with date fifteen (15) days prior to the Company's good faith estimate, as certified in writing by an executive officer of the Company to the Holders, of the date of the proposed pricing of an underwritten public offering of equity securities of the Company for the account of the Company whether covered by a prospectus under primary registration statement filed specifically for the proposed offering or a prospectus supplement under an effective primary shelf registration statement on file pursuant to Rule 415 under the Securities Act, and ending on the date ninety (90) days following the consummation of such underwritten public offering; provided, however, that each Holder shall be required to execute a lock-up agreement in accordance with this Section 3(c) only in the event that each other stockholder of the Company holding 5% or more of the then outstanding Common Stock on a fully-diluted basis (including securities convertible into or exchangeable for Common Stock) executes a lock-up agreement on substantially the same terms as set forth herein.

   Section 4.   Expenses of Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities with respect to a Demand Registration for each Selling Holder, including all registration, exchange listing, accounting, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Company, and of the Company's independent public accountants, including the expenses of "comfort letters" required by or incident to such performance and compliance and reasonable fees and disbursements of one firm of counsel for the Initial Holders (selected by the Selling Holders who constitute Majority Selling Holders); provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2 if the registration is subsequently withdrawn at the request of the Selling Holders (if such request is not made as a result of any action or inaction of the Company) (in which case all Selling Holders and any other Holders of Registrable Securities to be included in the registration shall bear such expenses pro rata according to their number of shares requested to be registered), unless all Holders of Registrable Securities then outstanding agree that such withdrawn registration shall constitute one of the Demand Registrations under Section 2(a) hereof. Holders shall be responsible for any underwriting discounts and commissions and taxes of any kind (including without limitation, transfer taxes) relating to any disposition, sale or transfer of Registrable Securities.

   Section 5.   Indemnification; Contribution.

           (a) Indemnification by the Company. If any Registrable Securities are included in a registration statement under this Agreement:

       (i) To the extent permitted by applicable law, the Company shall indemnify and hold harmless each Selling Holder, each Person, if any, who controls such Selling Holder within the meaning of the Securities Act, and each officer, director, trustee, partner, and employee of such Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint or several), including reasonable attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations:

           (A) Any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto or any document incorporated by reference therein;

           (B) Any omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein (in light of the circumstances under which they were made in the case of any prospectus) not misleading; or

           (C) Any violation or alleged violation by the Company of the federal securities laws, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law;

provided, however, that the indemnification required by this Section 5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any such Registration Statement in reliance upon and in conformity with written information furnished to the Company by a Holder, underwriter or the indemnified party expressly for use in connection with such registration; provided, further, that the indemnity agreement contained in this Section 5(a) shall not apply to any underwriter to the extent that any such loss is based on or arises out of an untrue statement or alleged untrue statement of a material fact, or an omission or alleged omission to state a material fact, contained in or omitted from any preliminary prospectus if the final prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final prospectus has not been sent or given to such Person at or prior to the confirmation of sale to such Person. The Company shall also indemnify underwriters participating in the distribution of the Registrable Securities, their officers, directors, agents and employees and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Selling Holders.

       (ii) Indemnification by Holder. If any of a Selling Holder's Registrable Securities are included in a registration statement under this Agreement, to the extent permitted by applicable law, such selling Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, any other Selling Holder, any controlling Person of any such other selling Holder and each officer, director, partner, and employee of such other Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint and several), including reasonable attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out or are based upon any untrue statement or alleged untrue statement of a material fact contained in the applicable registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto or any document incorporated by reference therein or any omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein (in light of the circumstances under which they were made in the case of any prospectus) not misleading or any violation or alleged violation by any Holder or underwriter of the federal securities laws, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law, but only to the extent, that such untrue statement or omission had been contained in any information furnished in writing by such Selling Holder to the Company expressly for use in connection with such registration; provided, however, that (x) the indemnification required by this Section 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if settlement is effected without the consent of the relevant Selling Holder of Registrable Securities, which consent shall not be unreasonably withheld, and (y) in no event shall the amount of any indemnity under this Section 5(b) exceed the gross proceeds from the applicable offering received by such selling Holder. In no event shall a Holder be jointly liable with any other Holder as a result of its indemnification obligations.

           (b) Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 5, such indemnified party shall deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel retained by the indemnifying party (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if it prejudices or results in forfeiture of rights or defenses, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5, to the extent of any damage directly suffered by the indemnifying party as a result thereof. Any fees and expenses incurred by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty (30) days of written notice thereof to the indemnifying party. Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses, (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one additional firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties. No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

           (c) Contribution. If the indemnification required by this Section 5 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 5:

       (i) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 5(a) and Section 5(b), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

       (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 5(d)(i). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

           (d) Full Indemnification. If indemnification is available under this Section 5, the indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 5 without regard to the relative fault of such indemnifying party or indemnified party or any other equitable consideration referred to in Section 5(d)(i) hereof.

           (e) Survival. The obligations of the Company and the Selling Holders of Registrable Securities under this Section 5 shall survive the completion of any offering of Registrable Securities pursuant to a registration statement under this agreement, and otherwise.

        Section 6.   Covenants of the Company.  The Company hereby agrees and covenants as follows:

           (a) The Company shall use its commercially reasonable efforts to file as and when applicable, on a timely basis, all reports required to be filed by it under the Exchange Act. If the Company is not required to file reports pursuant to the Exchange Act, upon the request of any Holder of Registrable Securities, the Company shall use its commercially reasonable efforts to make publicly available the information specified in subparagraph (c)(2) of Rule 144. The Company shall use its commercially reasonable efforts to take such further action as may be reasonably required from time to time and as may be within the reasonable control of the Company, to enable the Holders to Transfer Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or any other exemption from registration. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if not, the specifics thereof.

           (b) In connection with any sale, transfer or other disposition by a Holder of any Registrable Securities pursuant to Rule 144, the Company shall cooperate with such Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any Securities Act legend, and enable certificates for such Registrable Securities to be for such number of shares and registered in such names as the Holder may reasonably request at least two Business Days prior to any sale of Registrable Securities.

           Section 7.   Miscellaneous.

           (a) Amendments and Waivers.

       (i) The provisions of this Agreement, including the provisions of this Section 7(a), may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and the Holders of a majority of the outstanding Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder of Registrable Securities, and the Company.

       (ii) Notice of any amendment, modification or supplement to this Agreement adopted in accordance with this Section 7 shall be provided by the Company to the Holders prior to the effective date of such amendment, modification or supplement.

           (b) Notices. All notices or other communications under this Agreement shall be sufficient if in writing and delivered by hand or sent, postage prepaid by registered, certified or express mail, or by recognized overnight air courier service and shall be deemed given when so delivered by hand, or if mailed or sent by overnight courier service, on the third Business Day after mailing (one Business Day in the case of express mail or overnight courier service) to the parties at the following addresses:

       (i) if to the Initial Holders, to the addresses set forth under their signatures on the signature page hereof and if to any other Holder to the address contained in the records of the Company;

       (ii) if to the Company, to:

                                    Capital Trust, Inc.
                                    410 Park Avenue,
                                    14th Floor,
                                    New York, New York 10022
                                    Attention:  John R. Klopp
                                                        Chief Executive Officer

                                    with a copy to:

                                    Paul, Hastings, Janofsky & Walker LLP
                                    75 East 55th Street
                                    New York, New York  10022
                                    Attention:  Michael L. Zuppone

or at such other address as the addressee may have furnished in writing to the sender as provided herein.

           (c) Assignment.

       (i) Except as expressly provided in this Section 7(c), the rights of the parties hereto cannot be assigned and any purported assignment or transfer to the contrary shall be void ab initio. So long as the terms of this Section 7(c) are followed, any Holder may assign any of its rights under this Agreement, without the consent of the Company, to any Person to whom such holder Transfers any Registrable Securities or any rights to acquire Registrable Securities so long as such Transfer is not made pursuant to an effective Registration Statement or pursuant to Rule 144 or Rule 145 (or any successor provisions) under the Securities Act or in any other manner or to any Person the effect or consequences of which is to cause the Transferred securities to be freely transferable without regard to the volume and manner of sale limitations set forth in Rule 144 (or any successor provision) in the hands of the transferee as of the date of such Transfer.

       (ii) Notwithstanding Section 7(c)(i), no Holder may assign any of its rights under this Agreement to any Person to whom such Holder Transfers any Registrable Securities if the Transfer of such Registrable Securities requires registration under the Securities Act.

       (iii) The nature and extent of any rights assigned shall be as agreed to between the assigning party and the assignee. No Person may be assigned any rights under this Agreement unless (x) the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee, identifying the securities of the Company as to which the rights in question are being assigned, and providing a detailed description of the nature and extent of the rights that are being assigned and (y) and the assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, without limitation, the provisions of this Section 7(c).

       (iv) Notwithstanding the foregoing, Berkley may assign its rights, under this Agreement without the prior written consent of the Company to one or more of its designated controlled Affiliates provided that Berkley remains responsible for the obligations under this Agreement with respect to such assignee.

           (d) Successors and Assigns; No Third Party Beneficiaries. This Agreement will be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns. Except as set forth herein and by operation of law, no party to this Agreement may assign or delegate all or any portion of its rights, obligations, or liabilities under this Agreement without the prior written consent of the Company in the case of a Holder or without the written consent of Holders holding a majority of Registrable Securities in the case of the Company. Notwithstanding the foregoing, Berkley may assign its rights, obligations and liabilities under this Agreement without the prior written consent of the Company to one or more of its designated controlled Affiliates provided that Berkley remains responsible for the obligations under this Agreement with respect to such assignee. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties hereto and their respective successors and permitted assigns to the extent contemplated herein.

           (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

           (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

           (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

           (h) Specific Performance; Costs and Expenses. The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of any other party under this Agreement in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction.

           (i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

           IN WITNESS WHEREOF, the undersigned Company has executed this Agreement as of the date first written above.

CAPITAL TRUST, INC.

By:	/s/ John R. Klopp
Name: John R. Klopp
Title: Chief Executive Officer

           IN WITNESS WHEREOF, the undersigned Berkley has executed this Agreement as of the date first written above.

/s/ William R. Berkley
Name: William R. Berkley
Address:

SCHEDULE A

Admiral Insurance Company

Berkley Insurance Company

Berkley Regional Insurance Company

Nautilus Insurance Company

SCHEDULE A

John R. Klopp

JRK Investment Partnership LP

Craig M. Hatkoff

CMH Investment Partnership LP

Veqtor Finance Company L.L.C.

Samstock, L.L.C.

SCHEDULE B

Admiral Insurance Company

Berkley Insurance Company

Berkley Regional Insurance Company

Nautilus Insurance Company

SCHEDULE 5.6

1.		Authorized Capital Stock	Issued Capital Stock
	Class A Common Stock	100,000,000	8,271,882

	Preferred Stock	100,000,000	0
		200,000,000	8,271,882

2.	Outstanding options issued under the Company’s incentive stock plan and director stock plan		552,780

	Outstanding stock units issued under the Company’s incentive stock plan and director stock plan		73,956

	Shares which may be obtained upon conversion of convertible trust preferred securities issued by the Company’s subsidiary, CT Convertible Trust I		4,273,422

	Shares to be issued to John R. Klopp pursuant to the terms of his employment agreement, dated as of February 24, 2004		218,818

	Shares which may be issued upon exercise of the Warrant		365,000

3.	The Company’s employment agreement, dated as of February 24, 2004, with John R. Klopp provides for various awards of restricted shares of Common Stock pursuant to the Company’s 2004 long-term incentive plan over the term of the agreement.

SCHEDULE 5.11

The issuance of the Tranche 2 Shares contemplated by this Agreement requires the affirmative vote of a majority of the votes cast at the Company’s 2004 annual meeting of stockholders to be held on June 17, 2004 in accordance with the applicable New York Stock Exchange rules.

The transactions contemplated by this Agreement require the listing of the Shares pursuant to a subsequent listing application to be filed with and approved by the New York Stock Exchange.

The transactions contemplated by this Agreement require the filing of the Prospectus in the form delivered to the Purchaser with the Commission pursuant to Rule 424(b) under the Securities Act.

SCHEDULE 5.19

Loans	3/31/04 Carrying Value

TriNational Baja Loan	$3,037,733

Investments

ASC 96-D2-B1B CMBS CUSIP# 045424B43	$4,000,000

RMF 97-1-F CMBS CUSIP# 749930AW3	$3,127,785

Management currently believes that for both the loans and the investments listed on this Schedule 5.19, the Company will realize at least the carrying value of the assets as of March 31, 2004 as listed in this schedule.